                                                                    EXHIBIT 10.2


                               FRESH AMERICA CORP.






                     AMENDED AND RESTATED WARRANT AGREEMENT
                     WITH RESPECT TO WARRANT AGREEMENT DATED
                                AS OF MAY 4, 1998



                           DATED AS OF APRIL 15, 2000


               155,483 SERIES A WARRANTS TO PURCHASE COMMON STOCK

               420,651 SERIES B WARRANTS TO PURCHASE COMMON STOCK

1.    FORM, EXECUTION AND TRANSFER OF WARRANT CERTIFICATES........................................................2

   1.1.  FORMS OF WARRANT CERTIFICATES............................................................................2
   1.2.  EXECUTION OF WARRANT CERTIFICATES; REGISTRATION BOOKS....................................................3
   1.3.  TRANSFER, SPLIT UP, COMBINATION AND EXCHANGE OF WARRANT CERTIFICATES; LOST OR STOLEN WARRANT
   CERTIFICATES...................................................................................................3
   1.4.  SUBSEQUENT ISSUANCE OF WARRANT CERTIFICATES..............................................................4
   1.5.  EFFECT OF ISSUANCE IN REGISTERED FORM....................................................................5

2.    EXERCISE OF WARRANTS; PAYMENT OF PURCHASE PRICE.............................................................5

   2.1.  EXERCISE OF WARRANTS.....................................................................................5
   2.2.  ISSUANCE OF COMMON STOCK.................................................................................8
   2.3.  UNEXERCISED WARRANTS.....................................................................................8
   2.4.  CANCELLATION AND DESTRUCTION OF WARRANT CERTIFICATES.....................................................9
   2.5.  NOTICE OF EXPIRATION.....................................................................................9
   2.6.  FRACTIONAL SHARES........................................................................................9

3.    AGREEMENTS OF THE COMPANY...................................................................................9

   3.1.  RESERVATION OF COMMON STOCK..............................................................................9
   3.2.  COMMON STOCK TO BE DULY AUTHORIZED AND ISSUED, FULLY PAID AND NONASSESSABLE.............................10
   3.3.  TRANSFER TAXES..........................................................................................10
   3.4.  COMMON STOCK RECORD DATE................................................................................11
   3.5.  RIGHTS IN RESPECT OF COMMON STOCK.......................................................................11
   3.6.  CUSIP NUMBER............................................................................................11
   3.7.  RIGHT OF ACTION.........................................................................................11
   3.8.  RIGHT TO RECEIVE DISTRIBUTION OF SPINOFF WARRANTS.......................................................12

4.    ANTIDILUTION ADJUSTMENTS...................................................................................14

   4.1.  MECHANICAL ADJUSTMENTS..................................................................................14
   4.2.  STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS..........................................................14
   4.3.  DIVIDENDS AND DISTRIBUTIONS.............................................................................15
   4.4.  REPURCHASES OF COMMON STOCK OR RIGHTS...................................................................16
   4.5.  ISSUANCES OF ADDITIONAL COMMON STOCK OR RIGHTS..........................................................17
   4.6.  EXPIRATION OF RIGHTS....................................................................................18
   4.7.  SPINOFF.................................................................................................18
   4.8.  CONSOLIDATION; MERGER; SALE; RECLASSIFICATION...........................................................19
   4.9.  DE MINIMIS CHANGES IN PURCHASE PRICE....................................................................20
   4.10.    ADJUSTMENT OF NUMBER OF SHARES ISSUABLE PURSUANT TO WARRANTS.........................................20
   4.11.    MISCELLANEOUS........................................................................................21
   4.12.    OTHER SECURITIES.....................................................................................21
   4.13.    ADDITIONAL AGREEMENTS OF THE COMPANY.................................................................21

5.    REPORTING COVENANTS........................................................................................23

   5.1.  FINANCIAL AND BUSINESS INFORMATION......................................................................23
   5.2.  INFORMATION CONCERNING ANTIDILUTION ADJUSTMENTS.........................................................24

6.    REGISTRATION RIGHTS........................................................................................25

   6.1.  SHELF REGISTRATION......................................................................................25
   6.2.  INCIDENTAL REGISTRATION.................................................................................28
   6.3.  COMPANIES REGISTRATION..................................................................................29
   6.4.  REGISTRATION PROCEDURES.................................................................................30
   6.5.  REASONABLE INVESTIGATION................................................................................34
   6.6.  REGISTRATION EXPENSES...................................................................................35
   6.7.  INDEMNIFICATION; CONTRIBUTION...........................................................................35
   6.8.  HOLDBACK AGREEMENTS; REGISTRATION RIGHTS TO OTHERS......................................................38
   6.9.  OTHER REGISTRATION OF COMMON STOCK......................................................................39


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



   6.10. AVAILABILITY OF INFORMATION.............................................................................39

7.    INTERPRETATION OF THIS AGREEMENT...........................................................................40

   7.1.  CERTAIN DEFINED TERMS...................................................................................40
   7.2.  DESCRIPTIVE HEADINGS....................................................................................59
   7.3.  GOVERNING LAW...........................................................................................59

8.    MISCELLANEOUS..............................................................................................59

   8.1.  EXPENSES................................................................................................59
   8.2.  AMENDMENT AND WAIVER....................................................................................60
   8.3.  DIRECTLY OR INDIRECTLY..................................................................................61
   8.4.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT............................................61
   8.5.  SUCCESSORS AND ASSIGNS..................................................................................62
   8.6.  NOTICES.................................................................................................62
   8.7.  SATISFACTION REQUIREMENT................................................................................62
   8.8.  SEVERABILITY............................................................................................63
   8.9.  COUNTERPARTS............................................................................................63
   8.10.    WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION; ETC...................................................63


Annex 1  -        Address of Holders
Annex 2  -        Address of Company

Attachment A1     -        Form of Series A Warrant Certificate

Attachment A2     -        Form of Series B Warrant Certificate

                     AMENDED AND RESTATED WARRANT AGREEMENT


         AMENDED AND RESTATED WARRANT AGREEMENT (as amended from time to time, this "AGREEMENT") with respect to the Warrant Agreement dated as of May 4, 1998, dated as of April 15, 2000, among FRESH AMERICA CORP., a Texas corporation (together with its successors and assigns, the "COMPANY"), and JOHN HANCOCK LIFE INSURANCE COMPANY, JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY, SIGNATURE 1A (CAYMAN), LTD. and INVESTORS PARTNER LIFE INSURANCE COMPANY (together with their respective successors and assigns, the "HOLDERS").

                                    RECITALS:

         WHEREAS, pursuant to the Securities Purchase Agreement dated as of May 4, 1998 (the "INITIAL SECURITIES PURCHASE AGREEMENT"), the Company sold to John Hancock Mutual Life Insurance Company, John Hancock Variable Life Insurance Company and Signature 1A (Cayman), Ltd. (collectively, the "INITIAL PURCHASERS") 155,483 warrants to purchase Common Stock (the "INITIAL WARRANTS"), the terms of which were governed by a warrant agreement dated as of May 4, 1998 (as amended from time to time and as in effect immediately prior to the effectiveness hereof, the "INITIAL WARRANT AGREEMENT").

         WHEREAS, pursuant to the Securities Purchase Agreement dated as of April 15, 2000 (the "SECURITIES PURCHASE AGREEMENT"), the Company sold to John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and Investors Partner Life Insurance Company (collectively, the "PURCHASERS") warrants to purchase Common Stock (the "SERIES B WARRANTS"), the terms of which are governed by this Agreement.

         WHEREAS, the Initial Purchasers, as holders of all of the Initial Warrants on the date hereof, and the Purchasers, as the purchasers and holders of the Additional Warrants on the date hereof, have entered into this Agreement to amend and restate the Initial Warrant Agreement, to govern the terms and conditions of the Initial Warrants and the Additional Warrants, to provide for the amendment and restatement of the Initial Warrants and to provide for the Additional Warrants.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein,

         (a) the Initial Warrant Agreement is hereby amended and restated as set forth herein;

         (b) the Initial Warrants are hereby, and are hereby deemed to be, amended and restated in the form of Series A Warrant set forth in Attachment A1 hereto (as so amended and restated, collectively, the "SERIES A WARRANTS"), and each Initial Purchaser or subsequent holder may now or hereafter exchange any or all of the Initial Warrants held by it for new amended and restated Series A Warrants to be evidenced in the form of Attachment A1, each such new Series A Warrant to be in respect of the same number of shares as the Initial Warrant so delivered in exchange, provided however, that the failure of an Initial Purchaser or a subsequent holder to so exchange any Initial Warrant for a new Series A Warrant shall have no effect or consequence hereunder, and each such Initial Warrant shall be deemed to be, and shall be treated for all purposes hereunder, as being a new Series A Warrant to be evidenced by a warrant certificate in the form of Attachment A1;

         (c) the Series A Warrants and the Series B Warrants shall be referred to herein, collectively, as the "WARRANTS" and other than as expressly set forth herein, each Warrant shall be subject to the same terms and conditions, and have available the same benefits and privileges, as each other Warrant, without regard to the Series thereof; and

         (d) the Initial Purchasers, the Purchasers and the Company hereby agree as provided in the various Sections of this Agreement.

1.       FORM, EXECUTION AND TRANSFER OF WARRANT CERTIFICATES.

         1.1. FORMS OF WARRANT CERTIFICATES.

         The warrant certificates evidencing the Series A Warrants (in the form of Attachment A1 as provided in this Section, individually, a "SERIES A WARRANT CERTIFICATE" and, collectively, the "SERIES A WARRANT CERTIFICATES"), and the warrant certificates evidencing the Series B Warrants (in the form of Attachment A2 as provided in this Section, individually, a "SERIES B WARRANT CERTIFICATE" and, collectively, the "SERIES B WARRANT CERTIFICATES"; the Series A Warrant Certificates and the Series B Warrant Certificates are herein collectively referred to as the "WARRANT CERTIFICATES"), and the forms of assignment and of election to purchase shares to be attached to such certificates, shall be substantially in the form set forth in Attachment A1 hereto (with respect to Series A Warrants) and Attachment A2 hereto (with respect to Series B Warrants) and may have such letters, numbers or other marks of identification or designation as may be required to comply with any law or with any rule or regulation of any governmental authority, stock exchange or self-regulatory organization. Each Warrant Certificate shall be dated the date of issuance thereof by the Company, either upon initial issuance or upon transfer or exchange, and on its face shall initially entitle the holder thereof to purchase a number of shares of Common Stock equal to the number of Warrants specified on the face of such Warrant Certificate at a price per share equal to the Purchase Price, but the number of such shares and the Purchase Price shall be subject to adjustment as provided herein.

         1.2. EXECUTION OF WARRANT CERTIFICATES; REGISTRATION BOOKS.

                  (a) EXECUTION OF WARRANT CERTIFICATES. The Warrant Certificates shall be executed on behalf of the Company by an officer of the Company authorized by the Board of Directors. In case the officer of the Company who shall have signed any Warrant Certificate shall cease to be such an officer of the Company before issuance and delivery by the Company of such Warrant Certificate, such Warrant Certificate nevertheless may be issued and delivered with the same force and effect as though the individual who signed such Warrant Certificate had not ceased to be such an officer of the Company, and any Warrant Certificate may be signed on behalf of the Company by any individual who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Agreement any such individual was not such an officer.

                  (b) REGISTRATION BOOKS. The Company will keep or cause to be kept at its office maintained at the address of the Company set forth in Section 8.6 hereof or at such other office of the Company in the United States of America of which the Company shall have given notice to each holder of Warrant Certificates, books for registration and transfer of the Warrant Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Warrant Certificates, the registration number and the number of Warrants evidenced on its face by each of the Warrant Certificates, the Series of the Warrants evidenced by each of the Warrant Certificates and the date of each of the Warrant Certificates.

         1.3. TRANSFER, SPLIT UP, COMBINATION AND EXCHANGE OF WARRANT CERTIFICATES; LOST OR STOLEN WARRANT CERTIFICATES.

                  (a) TRANSFER, SPLIT UP, ETC. Any Warrant Certificate, with or without other Warrant Certificates representing Warrants of the same Series, may be transferred, split up, combined or exchanged for another Warrant Certificate or Warrant Certificates representing Warrants of the same Series entitling the holder to purchase a minimum of one thousand (1,000) shares of the Common Stock or, if less, the entire number of Warrants represented by the Warrant Certificate so surrendered, entitling the registered holder or Transferee thereof to purchase a like number of shares of Common Stock as the Warrant Certificate or Warrant Certificates surrendered then entitled such registered holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Warrant Certificate shall make such request in writing delivered to the Company, and shall surrender the Warrant Certificate or Warrant Certificates to be transferred, split up, combined or exchanged at the office of the Company referred to in Section 1.2(b) hereof, whereupon the Company shall deliver promptly to the Person entitled thereto a Warrant Certificate or Warrant Certificates, as the case may be, as so requested.

                  (b) LOSS, THEFT, ETC. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate (which evidence shall be, in the case of any Holder or another institutional investor, notice from such institutional investor of such ownership (or of ownership by such institutional investor's nominee) and such loss, theft, destruction or mutilation), and:

                           (i) in the case of loss, theft or destruction, of
                  indemnity reasonably satisfactory to the Company; provided, however, that if the holder of such Warrant Certificate is an institutional investor or a Holder, or a nominee of an institutional investor or a Holder, such Holder's or institutional investor's own unsecured agreement of indemnity shall be deemed to be satisfactory; or

                           (ii) in the case of mutilation, upon surrender and
                  cancellation thereof;

         the Company at its own expense will execute and deliver, in lieu thereof, a new Warrant Certificate, dated the date of such lost, stolen, destroyed or mutilated Warrant Certificate, evidencing the same Series and of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant Certificate.

         1.4. SUBSEQUENT ISSUANCE OF WARRANT CERTIFICATES.

         Subsequent to the original issuance in connection with the Initial Securities Purchase Agreement and the Initial Warrant Agreement and the issuance in connection with the Securities Purchase Agreement and this Agreement, no Warrant Certificates shall be issued except:

                  (a) Warrant Certificates issued upon any transfer, combination, split up or exchange of Warrants pursuant to Section 1.3(a) hereof;

                  (b) Warrant Certificates issued in replacement of mutilated, destroyed, lost or stolen Warrant Certificates pursuant to Section 1.3(b) hereof; and

                  (c) Warrant Certificates issued pursuant to Section 2.3 hereof upon the partial exercise of any Warrant Certificate to evidence the unexercised portion of such Warrant Certificate.

         1.5. EFFECT OF ISSUANCE IN REGISTERED FORM.

         Every holder of a Warrant Certificate by accepting the same consents and agrees with the Company and with every other holder of a Warrant Certificate that:

                  (a) the Warrant Certificates are transferable only on the registry books of the Company if surrendered at the office of the Company referred to in Section 1.2(b) hereof, duly endorsed or accompanied by an instrument of transfer (in the form attached hereto) and payment of any applicable transfer tax or stamp tax; and

                  (b) the Company may deem and treat the Person in whose name each Warrant Certificate is registered as the absolute owner thereof and of the Warrants evidenced thereby (notwithstanding any notations of ownership or writing on the Warrant Certificates made by anyone other than the Company) for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary.

2.       EXERCISE OF WARRANTS; PAYMENT OF PURCHASE PRICE.

         2.1. EXERCISE OF WARRANTS.

                  (a) MANNER OF EXERCISE. At any time and from time to time on or prior to the Expiration Date, the holder of any Warrant Certificate may exercise the Warrants evidenced thereby, in whole or in part (but not, in the case of any exercise in part, to the extent that such exercise would result in the issuance of the lesser of one hundred
         (100) whole shares of Common Stock and such lesser number of shares as is issuable by virtue of exercise of all the Warrants held by such holder), by surrender of such Warrant Certificate, with an election to purchase (a form of which is attached to each Warrant Certificate) attached thereto duly executed, to the Company at its office referred to in Section 1.2(b) hereof, together with payment of the Purchase Price for each share of Common Stock with respect to which the Warrants are then being exercised. Such Purchase Price shall be payable either:

                           (i) in cash pursuant to Section 2.1(b) hereof;

                           (ii) by a tender of Notes pursuant to Section 2.1(c)
                  hereof;

                           (iii) by a tender of shares of Series C Preferred
                  Stock pursuant to Section 2.1(d) hereof;

                           (iv) by a tender of cash pursuant Section 2.1(b)
                  hereof and either Notes pursuant to Section 2.1(c) hereof or shares of Series C Preferred Stock pursuant to Section 2.1(d) hereof; or

                           (v) by delivery of Warrant Certificates pursuant to
                  Section 2.1(e) hereof.

                  (b) PAYMENT IN CASH. Upon exercise of any Warrants, the holder of a Warrant Certificate may pay the Purchase Price (and shall pay the excess of the Purchase Price for the Warrants being exercised over the amounts so deemed to be paid by tender of Notes pursuant to Section 2.1(c) or by tender of shares of Series C Preferred Stock pursuant to
         Section 2.1(d)) in cash or by certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to the account of the Company.

                  (c) PAYMENT IN NOTES. To the extent that any holder of any Warrant Certificate surrenders with such Warrant Certificate any Note then held by such holder, such holder shall be deemed to have paid that portion of the Purchase Price equal to one hundred percent (100%) of the principal of such Note which the holder thereof directs the Company to accept as payment of the Purchase Price, which Note shall be cancelled and not reissued. To the extent that the principal amount of such tendered Note is greater than the amount of the Purchase Price paid by surrender thereof, the Company shall deliver a new Note to the tendering holder thereof, in accordance with the provisions of the Note Agreement, in the principal amount equal to the amount not so applied to payment of the Purchase Price. At the time of the issuance of the shares of Common Stock pursuant to the exercise of the Warrants of any holder, the Company shall pay all accrued and unpaid interest on the principal amount of any Note of such holder cancelled pursuant to this
         Section 2.1(c) up to but excluding the date of such issuance. For purposes of Rule 144, the Company and the Holders agree that a tender of the principal of any Notes in payment of the exercise price in respect of the Warrants shall not be deemed a prepayment of the Notes, but rather a conversion of such Notes, pursuant to the terms of the Notes, the Note Agreement, this Agreement and the Warrants, into Common Stock.

                  (d) PAYMENT IN SHARES OF SERIES C PREFERRED STOCK. To the extent that any holder of any Warrant Certificate surrenders with such Warrant Certificate any certificate or certificates representing shares of Series C Preferred Stock then held by such holder, such holder shall be deemed to have paid that portion of the Purchase Price equal to one hundred percent

         (100%) of the Redemption Price of such shares of Series C Preferred Stock which the holder thereof directs the Company to accept as payment of the Purchase Price, which shares shall be cancelled and not reissued. To the extent that the Redemption Price of such tendered shares of Series C Preferred Stock is greater than the amount of the Purchase Price paid by surrender thereof, the Company shall deliver a new share certificate to the tendering holder thereof representing the whole number of shares not so applied to payment of the Purchase Price. For purposes of Rule 144, the Company and the Holders agree that a tender of shares of the Series C Preferred Stock in payment of the Purchaser Price in respect of the Warrants shall not be deemed a redemption of such shares, but rather a conversion of such shares, pursuant to the terms of the Charter, this Agreement and the Warrants, into Common Stock.

                  (e) NET EXERCISE. In the event that any holder of Warrant Certificates delivers such Warrant Certificates to the Company and notifies the Company in writing that such holder intends to exercise all, or any portion of, the Warrants represented by such Warrant Certificates to satisfy its obligation to pay the Purchase Price in respect thereof by virtue of the provisions of this Section 2.1(e), such holder shall become entitled to receive, instead of the number of shares of Common Stock such holder would have received had the Purchase Price been paid pursuant to Section 2.1(b), Section 2.1(c) or Section 2.1(d) hereof, a number of shares of Common Stock in respect of the exercise of such Warrants equal to the product of:

                           (i) the number of shares of Common Stock issuable
                  upon such exercise of such Warrant Certificate (or, if only a portion of such Warrant Certificate is being exercised, issuable upon the exercise of such portion); multiplied by

                           (ii) the quotient of:

                                    (A) the difference of:

                                             (I) the Market Price per share of
                                    Common Stock at the time of such exercise;
                                    minus

                                             (II) the Purchase Price per share
                                    of Common Stock at the time of such
                                    exercise;

                           divided by

                                    (B) the Market Price per share of Common
                           Stock at the time of such exercise.

         The Company shall not be required to issue fractional shares by virtue of this Section 2.1(e), but shall pay the exercising holder cash in lieu of such fractional share in accordance with Section 2.6 hereof. For purposes of Rule 144 under the Securities Act, 17 C.F.R. Section 230.144, the Company and the Holders agree that the exercise of any Warrants in accordance with this Section 2.1(e) shall be deemed to be a conversion of such Warrants, pursuant to the terms of this Agreement and the Warrants, into Common Stock.

         2.2. ISSUANCE OF COMMON STOCK.

         Upon timely receipt of a Warrant Certificate, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for each of the shares to be purchased in the manner provided in Section 2.1(a) hereof and an amount equal to any applicable transfer tax (if not payable by the Company as provided in Section 3.3 hereof), the Company shall thereupon promptly cause certificates representing the number of whole shares of Common Stock then being purchased to be delivered to or upon the order of the registered holder of such Warrant Certificate, registered in such name or names as may be designated by such holder, and, promptly after such receipt deliver the cash, if any, to be paid in lieu of fractional shares pursuant to Section 2.6 hereof to or upon the order of the registered holder of such Warrant Certificate. For the avoidance of doubt, subsequent to the creation or issuance of any Share Purchase Rights and prior to the Share Purchase Right Detachment Date, each share of Common Stock issued upon the exercise of any Warrant or Warrants shall in each case include the attached Share Purchase Rights; and subsequent to any Share Purchase Right Detachment Date and prior to the Share Purchase Right Termination Date, the Company shall issue, in addition to the shares of Common Stock issuable upon exercise of the Warrants, such Share Purchase Rights as would have been attached to such shares of Common Stock had such exercise of the Warrants and issuance of Common Stock occurred immediately prior to the Share Purchase Right Detachment Date.

         2.3. UNEXERCISED WARRANTS.

         In case the registered holder of any Warrant Certificate shall exercise less than all the Warrants evidenced thereby, a new Warrant Certificate evidencing Warrants of the same Series equal in number to the number of Warrants remaining unexercised shall be issued by the Company to the registered holder of such Warrant Certificate or to its duly authorized assigns.

         2.4. CANCELLATION AND DESTRUCTION OF WARRANT CERTIFICATES.

         All Warrant Certificates surrendered to the Company for the purpose of exercise, exchange, substitution or transfer shall be cancelled by it, and no Warrant Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall cancel and retire any other Warrant Certificates purchased or acquired by the Company otherwise than upon the exercise thereof.

         2.5. NOTICE OF EXPIRATION.

         All Warrants that have not been exercised or purchased in accordance with the provisions of this Agreement shall expire and all rights of holders of such Warrants shall terminate and cease on the Expiration Date. The Company agrees to notify each holder of Warrants, not less than forty-five (45) days but not more than one hundred twenty (120) days, prior to the Expiration Date in writing, of the Expiration Date and that, on the Expiration Date, all Warrants remaining unexercised shall expire and all rights of holders of such Warrants shall terminate and cease.

         2.6. FRACTIONAL SHARES.

         The Company shall not be required to issue fractional shares of Common Stock upon the exercise of any Warrant. Upon the exercise of any Warrant, there shall be paid to the holder thereof, in lieu of any fractional share of Common Stock resulting therefrom, an amount of cash equal to the product of:

              (a) the fractional amount of such share; times

              (b) the Market Price, as determined on the trading day immediately prior to the date of exercise of such Warrant.

3. AGREEMENTS OF THE COMPANY.

         3.1. RESERVATION OF COMMON STOCK.

         The Company covenants and agrees that it will at all times cause to be reserved and kept available out of its authorized and unissued shares of Common Stock such number of shares of Common Stock as will be sufficient to permit the exercise in full of all Warrants issued hereunder and all other Rights exercisable or convertible into Common Stock. In addition, at all times subsequent to the creation or issuance of any Share Purchase Rights and prior to the Share Purchase Right Termination Date, the Company shall reserve a sufficient number of Share Purchase Rights as will be sufficient to permit all shares of Common Stock issuable upon exercise in full of all Warrants issued hereunder and all other Rights exercisable or convertible into Common Stock to be issued together with the attached or detached Share Purchase Rights.

         3.2. COMMON STOCK TO BE DULY AUTHORIZED AND ISSUED, FULLY PAID AND NONASSESSABLE.

         The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Common Stock delivered upon the exercise of any Warrants, at the time of delivery of the certificates representing such shares, shall be duly and validly authorized and issued and fully paid and nonassessable, free of any preemptive rights in favor of any Person in respect of such issuance and free of any Lien created by, or arising out of actions of, the Company, any Subsidiary or any Affiliate.

         3.3. TRANSFER TAXES.

         The Company covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges that may be payable in respect of the initial issuance or delivery (including, without limitation, the delivery pursuant to the Initial Securities Purchase Agreement, the Initial Warrant Agreement, the Securities Purchase Agreement or this Agreement) of:

              (a) each Warrant Certificate;

              (b) each Warrant Certificate issued in exchange for any other Warrant Certificate pursuant to Section 1.3(a) or Section 2.3 hereof; and

              (c) each share of Common Stock issued upon the exercise of any Warrant.

The Company shall not, however, be required to:

                     (i) pay any transfer tax that may be payable in respect of the transfer or delivery of certificates representing Warrants or shares of Common Stock in a name other than that of the registered holder of the certificate surrendered for exercise, conversion, transfer or exchange (any such tax being payable by the holder of such certificate at the time of surrender); or

                     (ii) issue or deliver any such certificates referred to in the foregoing clause (i) until any such tax referred to in the foregoing clause (i) shall have been paid.

         3.4. COMMON STOCK RECORD DATE.

         Each Person in whose name any certificate for shares of Common Stock is issued upon the exercise of Warrants shall for all purposes be deemed to have become the holder of record of the Common Stock represented thereby on, and such certificate shall be dated, the date upon which the Warrant Certificate evidencing such Warrants was duly surrendered with an election to purchase attached thereto duly executed and payment of the aggregate Purchase Price (and any applicable transfer taxes, if payable by such Person) was made.

         3.5. RIGHTS IN RESPECT OF COMMON STOCK.

         Except as otherwise set forth herein, prior to the exercise of the Warrants evidenced thereby, the holder of a Warrant Certificate shall not be entitled to any rights of a stockholder in the Company with respect to shares for which the Warrants shall be exercisable, including, without limitation, the right to vote in respect of any matter upon which the holders of Common Stock may vote or the right to receive dividends or other distributions and, except as expressly set forth herein, and shall not be entitled to receive any notice of any proceedings of the Company. Prior to the exercise of the Warrants evidenced thereby, the holders of the Warrant Certificates shall not have any obligation or any liability as stockholders of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

         3.6. CUSIP NUMBER.

         The Company covenants and agrees to maintain:

                  (a) a private placement number in respect of the Warrants of each Series; and

                  (b) a CUSIP number in respect of the Common Stock;

in each case, from the CUSIP Service Bureau of Standard & Poor's, a division of McGraw-Hill, Inc.

         3.7. RIGHT OF ACTION.

         All rights of action in respect of the Warrants are vested in the respective registered holders of the Warrant Certificates, and any registered holder of any Warrant Certificate, without the consent of the holder of any other Warrant Certificate, may, on its own behalf and for its own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, its right to exercise the Warrants evidenced by such Warrant Certificate in the manner provided in such Warrant Certificate and in this Agreement.

         3.8. RIGHT TO RECEIVE DISTRIBUTION OF SPINOFF WARRANTS.

              (a) RIGHT TO RECEIVE SPINOFF WARRANTS. In the event of a Spinoff, the Company shall, or shall cause the Distributed Entity to, distribute to each Person who was a registered holder of Warrants on the date of the Spinoff such holder's ratable share (based on the number of Warrants held by such holder on the date of the Spinoff) of an aggregate number of warrants to purchase Spinoff Shares of the Distributed Entity (the "Spinoff Warrants") equal to the Spinoff Warrant Number. The distribution of the Spinoff Warrants shall occur on a date fixed by the Company which is not later than five (5) Business Days after the Spinoff Calculation Date. The Spinoff Warrants shall:

                     (i) be immediately exercisable on the date of issuance
              thereof;

                     (ii) expire on the later of the Expiration Date and the
              date forty-five (45) days after the issuance thereof;

                     (iii) each represent (subject to adjustment as provided in the Spinoff Warrant Agreement) the right to purchase one (1) validly issued, fully paid and non-assessable Spinoff Share at a purchase price (subject to adjustment as provided in the Spinoff Warrant Agreement) equal to the Spinoff Warrant Purchase Price, payable (as set forth in the Spinoff Warrant Agreement) in cash, in Notes or in Spinoff Warrants (but not in Warrants); and

                     (iv) otherwise have terms and provisions substantially
              identical to those of the Warrants.

              (b) NOTICE OF DECLARATION. In the event of a Spinoff, the Company shall give written notice thereof to each holder of Warrants (or former holder of Warrants) entitled to receive a distribution of the Spinoff Warrants, within five (5) days after the declaration of the dividend or distribution or the announcement of such reclassification or other similar arrangement giving rise to such Spinoff, which notice shall:

                     (i) provide a detailed description of the Spinoff;

                     (ii) state the date the Spinoff will occur;

                     (iii) state the Spinoff Calculation Date;

                     (iv) explain that the Spinoff Warrant Number and the
              Spinoff Warrant Purchase Price shall be determined as of the Spinoff Calculation Date;

                     (v) state the date fixed for distribution of the Spinoff
              Warrants;

                     (vi) state the aggregate number of Spinoff Shares to be
              distributed, dividended, issued or deemed issued per share of Common Stock;

                     (vii) state the number of shares of Common Stock into which each Warrant is then exercisable; and

                     (viii) describe the right described in Section 3.8(a).

              (c) SPINOFF WARRANT AGREEMENT. On or prior to the date of the Spinoff, the Company shall cause the Distributed Entity to enter into a warrant agreement (the "SPINOFF WARRANT AGREEMENT") to govern the terms of the Spinoff Warrants. The terms and provisions of the Spinoff Warrant Agreement shall be substantially identical to those set forth in this Warrant Agreement, including, without limitation, substantially identical antidilution provisions and agreements of the Distributed Entity as contained herein with respect to the Company, and shall be in form acceptable to those holders of Warrants (or former holders of Warrants) entitled to receive a distribution of the majority of the Spinoff Warrants. The Company shall also cause to be delivered to each such holder or former holder an opinion, satisfactory in form and substance to those holders of Warrants (or former holders of Warrants) entitled to receive a distribution of the majority of the Spinoff Warrants, of independent counsel to the effect that such warrant agreement and the certificates representing the Spinoff Warrants to be issued thereunder are enforceable in accordance with their terms, that upon payment of the purchase price therefor the Distributed Entity's common stock to be issued upon exercise thereof shall be validly issued, fully paid and non-assessable, free and clear of any lien or encumbrance created by the Company or the Distributed Entity and as to such other matters as are customarily addressed in connection with an issuance of warrants as such holders may reasonably request.

              (d) NOTICE OF DISTRIBUTION. Two (2) Business Days following the Spinoff Calculation Date, the Company shall, or shall cause the Distributed Entity to, provide a written notice to each holder of Warrants (or former holder of Warrants) entitled to receive a distribution of the Spinoff Warrants, which notice shall:

                     (i) state the date fixed for distribution of the Spinoff
              Warrants;

                     (ii) state the Spinoff Warrant Number and the Spinoff
              Warrant Purchase Price, together with a detailed calculation of each;

                     (iii) provide a detailed calculation of the Market
              Capitalization of the Company, the Market Capitalization of the Distributed Entity, the Market Capitalization Percentage of the Company and the Market Capitalization Percentage of the Distributed Entity;

                     (iv) provide a detailed calculation of the Pre-Spinoff
              Ownership Percentage; and

                     (v) state the number of Spinoff Warrants being issued to
              each such holder.

         The Company shall, or shall cause the Distributed Entity to, distribute the Spinoff Warrants to each holder of Warrants (or former holder of Warrants) entitled to receive a distribution of the Spinoff Warrants on the date fixed therefor.

              (e) DIVIDENDS PAID PARTLY IN SPINOFF SHARES. For purposes of this
         Section 3.8 and Section 4 hereof, any dividend or distribution declared or paid partly in Spinoff Shares and partly in Common Stock, other Securities or other Property shall be deemed to be a Spinoff subject to the provisions of this Section 3.8 to the extent made in Spinoff Shares and a separate dividend of Common Stock, other Securities or Property subject to the provisions of Section 4 hereof to the extent payable in Property other than Spinoff Shares.

4.       ANTIDILUTION ADJUSTMENTS.

         4.1. MECHANICAL ADJUSTMENTS.

         The number of shares of Common Stock purchasable upon the exercise of each Warrant, and the Purchase Price, shall be subject to adjustment as set forth in this Section 4.

         4.2. STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS.

         In the event that the Company shall, on or after the date hereof:

              (a) pay a dividend in shares of Additional Common Stock or make a distribution in shares of Additional Common Stock;

              (b) reclassify by subdivision its outstanding shares of Common Stock into a greater number of shares; or

              (c) reclassify by combination its outstanding shares of Common Stock into a smaller number of shares;

then, and in each such case, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision or combination shall be adjusted to that price determined by multiplying the Purchase Price in effect immediately prior to such event by the quotient of:

                     (i) the total number of outstanding shares of Common Stock immediately prior to such event; divided by

                     (ii) the total number of outstanding shares of Common Stock immediately after such event.

An adjustment made pursuant to this Section 4.2 shall become effective on the effective date of such event.

4.3.     DIVIDENDS AND DISTRIBUTIONS.

         In the event that the Company shall make or pay any dividend of, or distribute to holders of shares of Common Stock (including, without limitation, any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) shares of capital stock (other than Common Stock, which shall be subject to Section 4.2 and other than Spinoff Shares, which shall be subject to Section 3.8) or rights, warrants or options exercisable into such capital stock (other than Rights, which shall be subject to Section 4.5 and other than Spinoff Shares, which shall be subject to Section 3.8), other Securities, evidences of its indebtedness or any of its Property (other than cash dividends payable out of current net income or retained earnings), then, in each case, the Purchase Price in effect after the record date in respect of which such stock, rights, warrants, options, other Securities, indebtedness or Property were dividended or distributed shall be adjusted by multiplying the Purchase Price in effect immediately prior to such record date by the quotient of:

              (a) the difference of:

                     (i) the Market Price on such record date; minus

                     (ii) the quotient of:

                           (A) the then fair value (as determined by the
                     Valuation Agent, whose determination, if so made, shall be conclusive) of the shares of stock, rights, warrants, options, other Securities, evidences of indebtedness or Property so dividended or distributed; divided by

                           (B) the number of shares of Common Stock outstanding
                     on the record date;

         divided by

              (b) the Market Price on such record date.

Such adjustment shall be made whenever any such dividend or distribution is made, and shall become effective on the date of such dividend or distribution.

         4.4. REPURCHASES OF COMMON STOCK OR RIGHTS.

         In the event that the Company shall repurchase, redeem, retire or otherwise acquire shares of Common Stock or Rights for a Consideration Per Share greater than the Closing Price in effect on the date immediately preceding the date of such repurchase, redemption, retirement or acquisition, then the Purchase Price in effect immediately after such event shall be adjusted by multiplying the Purchase Price in effect immediately prior to such event by the quotient of:

              (a) the difference of:

                     (i) the product of:

                           (A) the number of shares of Common Stock (calculated
                     on a Fully-Diluted Basis) immediately prior to such event; multiplied by

                           (B) the Closing Price in effect on the date
                     immediately preceding such event;

                  minus

                     (ii) the Aggregate Consideration Paid;

         divided by

              (b) the product of:

                     (i) the Closing Price in effect on the date immediately
              preceding such event; multiplied by

                     (ii) the difference of:

                           (A) the number of shares of Common Stock (calculated
                     on a Fully-Diluted Basis) immediately prior to such event; minus

                           (B) the number of shares of Common Stock (or
                     initially issuable pursuant to such Rights) so repurchased, redeemed, retired or otherwise acquired.

         In the event that any of the Aggregate Consideration Paid consists of Property other than cash, the value of such Property for purposes of computing the Aggregate Consideration Paid shall be determined by the Valuation Agent as of a date not more than thirty (30) days prior to the date of determination thereof and shall be set forth in a written certificate of the Valuation Agent which shall be delivered to the holders of the Warrants in the manner contemplated by Section 8.6.

         4.5. ISSUANCES OF ADDITIONAL COMMON STOCK OR RIGHTS.

         In the event that the Company shall issue or sell shares of Additional Common Stock or Rights (excluding Excluded Securities) for no consideration or at a Consideration Per Share lower than the Market Price in effect on the date of such issuance or sale, then the Purchase Price in effect immediately after such event shall be adjusted by multiplying the Purchase Price in effect immediately prior to such event by the quotient of:

              (a) the sum of:

                     (i) the number of shares of Common Stock outstanding
              immediately prior to such event; plus

                     (ii) the quotient of:

                            (A) the Aggregate Consideration Receivable; divided
                     by

                            (B) the Market Price;

                  in each case immediately prior to such event;

         divided by

              (b) the sum of:

                     (i) the number of shares of Common Stock outstanding
              immediately prior to such event; plus

                     (ii) the number of shares of Additional Common Stock so
              issued or sold (or initially issuable pursuant to such Rights).

         In the event that any of the Aggregate Consideration Receivable consists of Property other than cash, the value of such Property for purposes of computing the Aggregate Consideration Receivable shall be determined by the Valuation Agent as of a date not more than thirty (30) days prior to the date of determination thereof and shall be set forth in a written certificate of the Valuation Agent which shall be delivered to the holders of the Warrants in the manner contemplated by Section 8.6.

         4.6. EXPIRATION OF RIGHTS.

         Upon the expiration of any Rights in respect of the issuance of which adjustment was made pursuant to Section 4.5, without the exercise thereof, the Purchase Price and the number of shares of Common Stock purchasable upon the exercise of each Warrant shall, upon such expiration, be readjusted and shall thereafter be such Purchase Price and such number of shares of Common Stock as would have been had such Purchase Price and such number of shares of Common Stock been originally adjusted (or had the original adjustment not been required, as the case may be) as if:

              (a) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such Rights; and

              (b) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all of such Rights, whether or not exercised; provided that no such readjustment shall have the effect of increasing the Purchase Price by an amount in excess of the amount of the reduction initially made in respect of the issuance, sale, or grant of such Rights.

         4.7. SPINOFF.

         In the event of a Spinoff, the Purchase Price of the Warrants in effect immediately prior to the Spinoff Calculation Date shall be adjusted, effective on the Spinoff Calculation Date, by multiplying the Purchase Price of the Warrants in effect immediately prior to the Spinoff Calculation Date by the Market

Capitalization Percentage of the Company, calculated as of the Spinoff Calculation Date.

         4.8. CONSOLIDATION; MERGER; SALE; RECLASSIFICATION.

         In the event that there shall be:

              (a) any consolidation of the Company with, or merger of the Company with or into, another corporation in which either:

                     (i) the Company is not the surviving corporation;

                     (ii) the shares of Common Stock outstanding immediately
              prior to such merger or consolidation are reclassified or substantially changed); or

                     (iii) the holders of the Common Stock immediately prior to such consolidation or merger are issued cash, Securities of any Person other than the Company or Property (other than Securities of the Company) and the holder or holders of the common stock of the Person with whom the Company consolidates or merges become, as a result of such transaction, the holders of the Common Stock;

              (b) any sale or conveyance to another corporation of the Property of the Company substantially as an entirety;

              (c) any reclassification of the Common Stock that results in the issuance of other Securities of the Company; or

              (d) any detachment from the Common Stock of any Share Purchase Rights;

in each case, other than in a Spinoff, then, in each such case, lawful provision shall be made as a part of the terms of such transaction so that the holders of Warrants shall thereafter have the right to purchase the number and kind of shares of stock, other Securities, Share Purchase Rights, cash, Property and Rights receivable upon such consolidation, merger, sale, conveyance, reclassification or detachment by a holder of such number of shares of Common Stock as the holder of a Warrant would have had the right to acquire upon the exercise of such Warrant immediately prior to such consolidation, merger, sale, conveyance or reclassification, at the Purchase Price then in effect, and, without further action on the part of any Person, each Warrant will thereafter represent the right to receive, upon payment of the Purchase Price, such shares of stock, other Securities, Share Purchase Rights, cash, Property and Rights as are so receivable. The Company agrees that, as a condition of proceeding with such consolidation, merger or sale, it shall cause the Person surviving such merger or consolidation, the Person or Persons holding the shares of the Common Stock of the Company immediately after such transaction or the Person to whom such sale or conveyance is made, as the case may be, at the time of such consolidation, merger or sale, to expressly assume the due and punctual observance and performance of each and every provision of this Agreement and all obligations and liabilities of the Company hereunder (subject to the foregoing sentence), in each case, pursuant to such agreements and instruments as are reasonably acceptable to the Required Warrantholders.

         4.9. DE MINIMIS CHANGES IN PURCHASE PRICE.

         No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided that any adjustments that, at the time of the calculation thereof, are less than one percent (1%) of the Purchase Price at such time and by reason of this Section 4.9 are not required to be made at such time shall be carried forward and added to any subsequent adjustment or adjustments for purposes of determining whether such subsequent adjustment or adjustments, as so supplemented, exceed the one percent (1%) amount set forth in this Section 4.9 and, if any such subsequent adjustment, as so supplemented or otherwise, should exceed such one percent (1%) amount, all adjustments deferred prior thereto and not previously made shall then be made. All calculations shall be made to the nearest cent ($0.01).

         4.10. ADJUSTMENT OF NUMBER OF SHARES ISSUABLE PURSUANT TO WARRANTS.

         Upon each adjustment of the Purchase Price as a result of any calculations made pursuant to Section 4.2, Section 4.3, Section 4.4, Section 4.5 or Section 4.13, each Warrant outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of shares of Common Stock (calculated to the nearest share) obtained by multiplying the number of shares of Common Stock covered by such Warrant immediately prior to such adjustment by the quotient of:

              (a) the Purchase Price in effect immediately prior to such adjustment, divided by

              (b) the Purchase Price in effect immediately after such adjustment.

All Warrants originally issued by the Company hereunder shall, subsequent to any adjustment made to the Purchase Price hereunder, evidence the right to purchase, at the adjusted Purchase Price, the number of shares of Common Stock determined to be purchasable from time to time hereunder upon exercise of such Warrants, all subject to further adjustment as provided herein. Each such adjustment shall be valid and binding upon the Company and the holders of Warrants irrespective of whether the Warrant Certificates theretofore and thereafter issued express the Purchase Price per share of Common Stock and the number of shares of Common Stock that were expressed upon the initial Warrant Certificates issued hereunder.

         4.11. MISCELLANEOUS.

              (a) Adjustments shall be made pursuant to this Section 4 successively whenever any of the events referred to in Section 4.2 through Section 4.8, inclusive, shall occur.

              (b) If any Warrant shall be exercised subsequent to the record date for any of the events referred to in Section 4.2 through Section 4.8, inclusive, but prior to the effective date thereof, appropriate adjustments shall be made immediately after such effective date so that the holder of such Warrant on such record date shall have received, in the aggregate, the kind and number of shares of Common Stock or other Securities or Property that it would have owned or been entitled to receive on such effective date had such Warrant been exercised prior to such record date.

              (c) Shares of Common Stock owned by or held for the account of the Company or any Subsidiary shall not, for purposes of the adjustments set forth in this Section 4, be deemed outstanding.

         4.12. OTHER SECURITIES.

         In the event that at any time, as a result of an adjustment made pursuant to this Section 4, each holder of Warrants shall become entitled to purchase any Securities of the Company other than shares of Common Stock, the number or amount of such other Securities so purchasable and the Purchase Price of such Securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained in
Section 4.2 through Section 4.8, inclusive, hereof, and all other relevant provisions of this Section 4 that are applicable to shares of Common Stock shall be applicable to such other Securities.

         4.13. ADDITIONAL AGREEMENTS OF THE COMPANY.

         The Company covenants and agrees that:

              (a) The Company shall not, by amendment to its Charter as in effect on the date hereof, or through any reorganization, transfer of assets, consolidation, merger, dissolution, liquidation, issuance or sale of Securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, or which would have the effect of circumventing or avoiding the provisions of this Section 4, but shall at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the holders of the Warrant Certificates against dilution or other impairment.

              (b) Before taking any action that would result in an adjustment to the then current Purchase Price to a price that would be below the then current par value of Common Stock issuable upon exercise of any Warrant, the Company will take or cause to be taken any and all necessary corporate or other action that may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon payment of such Purchase Price as so adjusted.

              (c) If the Company shall amend the provisions of any Rights (other than the Warrants), including, without limitation, the Outstanding Warrant or any outstanding stock options, or make any adjustment thereto (either in violation of this Section 4.13(c) or pursuant to any antidilution provision) so as to reduce the Consideration Per Share applicable thereto, increase the number of shares issuable upon exercise thereof or otherwise change the economic terms (such as the purchase price, exercise price, conversion price or conversion ratio) thereof, then the Company shall make appropriate adjustment, as nearly as practical to those that would be required by the provisions of
         Section 4.2 through Section 4.5, inclusive, most nearly analogous to the effect of such amendment, to the Purchase Price, and, pursuant to
         Section 4.10, to the number of shares of Common Stock issuable upon exercise of the Warrants, as shall be fair and equitable, such adjustment to be determined by the Valuation Agent.

              (d) In the event that any of the events described in any of
         Section 4.2 through Section 4.5, inclusive, give rise to an adjustment to the purchase, exercise or conversion price or conversion ratio, or number of shares of Common Stock issuable upon conversion or exercise, of any Rights (other than the Warrants), including, without limitation, the Outstanding Warrant or any outstanding stock options, then the adjustments provided for in Section 4.2 through Section 4.5, inclusive, in respect of such event shall give effect both to the event giving rise to such adjustment under this Agreement and to all such adjustments made in respect of such other Rights; provided, however, that no such adjustment shall duplicate any adjustment required to be made in respect thereof by virtue of the provisions of Section 4.13(c).

5.       REPORTING COVENANTS

         5.1. FINANCIAL AND BUSINESS INFORMATION.

         The Company shall deliver to each holder of Warrants:

              (a) QUARTERLY FINANCIAL STATEMENTS - as soon as practicable after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), and in any event within fifty (50) days thereafter:

                     (i) a consolidated balance sheet as at the end of such
              quarter; and

                     (ii) consolidated statements of income, changes in
              shareholders' equity and cash flows for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter;

         for the Company and the Subsidiaries, setting forth in each case, in comparative form, the financial statements for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified as complete and correct by the chief financial officer of the Company; provided, that delivery of copies of the Company's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission within the time period specified above shall be deemed to satisfy the requirements of this Section 5.1(a) so long as such Quarterly Report contains or is accompanied by the information specified in this Section 5.1(a);

              (b) ANNUAL FINANCIAL STATEMENTS - as soon as practicable after the end of each fiscal year of the Company, and in any event within one hundred twenty (120) days thereafter:

                     (i) a consolidated balance sheets as at the end of such
              year; and

                     (ii) consolidated statements of income, changes in
              shareholders' equity and cash flows for such year;

         for the Company and the Subsidiaries, setting forth in comparative form, the financial statement for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an audit report thereon of independent certified public accountants of recognized national standing, which report shall state without qualification (including, without limitation, qualifications related to the scope of the audit, the compliance of the audit with generally accepted auditing standards, or the ability of the Company or a material subsidiary thereof to continue as a going concern), that such financial statements have been prepared and are in conformity with GAAP; provided, that the delivery of the Company's Annual Report on Form 10-K for such fiscal year filed with the Securities and Exchange Commission within the time period specified above shall be deemed to satisfy the requirements of this
         Section 5.1(b) so long as such Annual Report contains or is accompanied by the reports and other information otherwise specified in this
         Section 5.1(b);

              (c) SEC and Other Reports - promptly upon their becoming available:

                     (i) each financial statement, report, notice or proxy
              statement sent by the Company or any Subsidiary to stockholders generally; and

                     (ii) each regular or periodic report (including, without
              limitation, each Form 10-K, Form 10-Q and Form 8-K), and each amendment thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission (and any successor agency); and

              (d) REQUESTED INFORMATION - with reasonable promptness, such other data and information as from time to time may be requested by any holder of Warrants.

         5.2. INFORMATION CONCERNING ANTIDILUTION ADJUSTMENTS.

              (a) NOTICE OF ADJUSTMENT. Whenever the number of shares of Common Stock issuable upon the exercise of Warrants is adjusted or the Purchase Price in respect thereof is adjusted, as herein provided, the Company shall promptly give to each holder of Warrants notice of such adjustment or adjustments and shall promptly deliver to each holder of Warrants a certificate of the chief financial officer of the Company setting forth:

                     (i) the number of shares of Common Stock issuable upon the exercise of each Warrant and the Purchase Price of such shares after such adjustment;

                     (ii) a brief statement of the facts requiring such
              adjustment; and

                     (iii) the computation by which such adjustment was made.

              (b) ANNUAL CERTIFICATE. So long as any Warrant is outstanding, within one hundred twenty (120) days of the end of each fiscal year of the Company, the Company shall deliver to each holder of Warrants a certificate of the chief financial officer of the Company setting forth:

                     (i) the number of shares of Common Stock issuable upon the exercise of each Warrant and the Purchase Price of such shares as of the end of such fiscal year;

                     (ii) a brief statement of the facts requiring each
              adjustment, if any, required to be made in such fiscal year; and

                     (iii) the computation by which each such adjustment was
              made.

              (c) CONFIRMATION BY ACCOUNTANTS. At the request of a holder of Warrants in connection with any dispute concerning the accuracy or validity of any certificate of the chief financial officer pursuant to
         Section 5.2(a) or Section 5.2(b), such certificate shall be confirmed by a certificate from the independent certified public accountants of the Company.

              (d) NOTICES OF CERTAIN EVENTS. Whenever the Company shall publicly announce the authorization of any Notice Event, the Company shall, not less than fifteen (15) days prior to the record date with respect to such event (or, if no record date for the same shall be fixed, not less than fifteen (15) days prior to the occurrence of such Notice Event), give to each holder of Warrants, written notice of such event setting forth any change in the number of shares of Common Stock the Company estimates will be issuable upon the exercise of each Warrant, the estimated Purchase Price after any adjustment required to be made hereunder and a brief statement of the facts requiring such adjustment and the computation by which the Company expects such adjustment will be made. Notwithstanding the foregoing, no failure of the Company to give any such notice shall affect the validity of the action taken unless such failure was in bad faith.

6.       REGISTRATION RIGHTS.

         6.1. SHELF REGISTRATION.

              (a) FILING AND EFFECTIVENESS. On or prior to the Shelf Filing Date, the Company will file a "shelf" registration statement (the "SHELF REGISTRATION") on form S-3 or such other appropriate form pursuant to Rule 415 under the Securities Act or any similar rule that may be adopted by the SEC with respect to dispositions of all of the Registrable Securities in such manner or manners specified by the holders thereof. The Company agrees to cause the Shelf Registration to be declared effective as promptly as is practicable after such filing (and in any event, prior to the Shelf Effective Date) and agrees to keep the Shelf Registration effective (and to take any and all other actions necessary in order to permit public resale of the Registrable Securities covered by the Shelf Registration) for a period (the "SHELF EFFECTIVE PERIOD") beginning on the date such Shelf Registration shall first be declared effective under the Securities Act and ending upon the Shelf Termination Date, subject to the terms and conditions set forth in this Agreement. The Company further agrees, if necessary, to supplement or make amendments to such Shelf Registration, if required by the registration form utilized by the Company for the Shelf Registration or by the instructions applicable to such registration form or by the Securities Act, and the Company agrees to furnish to the holders of the Registrable Securities covered by the Shelf Registration copies of any such supplement or amendment prior to its being used or filed with the SEC.

              (b) APPROVAL OF SHELF REGISTRATIONS. If the Requisite Holders shall have approved the filing of any Shelf Registration as provided in
         Section 6.4(a), but any holder of Registrable Securities objects to such filing on the grounds that the disclosure contained in the Shelf Registration contains any misstatement of a material fact or omits to state a fact required to be stated therein or necessary to make the statements therein not misleading, then such holder shall have the right, in its sole discretion, to withdraw from the Shelf Registration. If the Company receives notice of such withdrawal from any holder wishing to withdraw from the Shelf Registration, then the Company shall not name such holder in the registration statement or, in the case of withdrawal in connection with any amendment or supplement to a registration statement in which such holder is already named, shall amend such registration statement to delete references to such holder, and to withdraw the Registrable Securities of such holder, from the registration statement. The Shelf Registration shall not be considered effective with respect to any such withdrawing holder.

              (c) SELECTION OF UNDERWRITERS. If any offering pursuant to a Shelf Registration is in the form of an underwritten offering, the underwriters of such offering shall be one or more underwriting firms of recognized standing selected by the Requisite Holders and reasonably acceptable to the Company. In the event of an underwritten offering pursuant to the Shelf Registration, no securities of the Company (other than the Registrable Securities) shall be included in any such offering without the prior written consent of all holders of Registrable Securities participating in such offering.

              (d) TEMPORARY SUSPENSION OF USE OF REGISTRATION STATEMENT. Notwithstanding anything to the contrary in this Section 6, if at any time and from time to time after the first date of effectiveness of the Shelf Registration, the Company may notify the holders of Registrable Securities in writing in the manner contemplated by Section 8.6 hereof of a Potential Material Event, which notice shall inform the holders of Registrable Securities that they shall not offer or sell any Registrable Securities as described in the following sentence. From the time of receipt of such notice to the earliest to occur of:

                     (i) the public disclosure by the Company of the Potential
              Material Event;

                     (ii) receipt of written notice from the Company that such
              Potential Material Event no longer exists; and

                     (iii) the date thirty (30) days after the date of the
              notice of such Potential Material Event;

         the holders of Registrable Securities shall not offer or sell any Registrable Securities pursuant to the Shelf Registration; provided, however, that the Company may not:

                             (A) deliver more than one (1) notice of a Potential
                     Material Event in respect of any one (1) Potential Material Event; or

                             (B) deliver any notice of a Potential Material
                     Event for a period of sixty (60) days following the expiration or earlier termination of any other period during which the holders of Registrable Securities may not by virtue of the provisions of this Section 6.11 sell or offer to sell Registrable Securities.

         The Company shall promptly (and in no event more than two (2) Business Days after the occurrence of such event) notify each holder of the occurrence of any event described in Section 6.1(d)(i) or Section 6.1(d)(iii); and any such notice and any notice given pursuant to
         Section 6.1(d)(ii) shall state that each holder of Registrable Securities may resume offers and sales of the Registrable Securities under the Shelf Registration. If any amended prospectus or prospectus supplement shall be necessary as a result of the occurrence of the Potential Material Event so that the prospectus does not contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Company shall supply such amended prospectus or prospectus supplement to each holder of Registrable Securities together with such notice, and such notice shall inform the holders of Registrable Securities concerning use of such amended prospectus or prospectus supplement. The Company shall file each amended prospectus or prospectus with the SEC in compliance with the provisions of Rule 424 under the Securities Act.

         6.2. INCIDENTAL REGISTRATION.

              (a) FILING OF REGISTRATION STATEMENT. If the Company at any time proposes to register any of its Common Stock (an "INCIDENTAL REGISTRATION") under the Securities Act (other than pursuant to a registration statement on Form S-4 or Form S-8 or any successor forms thereto, in connection with an offer made solely to existing Security holders or employees of the Company), for sale in an underwritten Public Offering, it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so, which notice shall be given to all such holders at least fifteen (15) Business Days prior to the date that a registration statement relating to such registration is proposed to be filed with the SEC. Upon the written request of any such holder to include its shares under such registration statement (which request shall be made within ten (10) Business Days after the receipt of any such notice and shall specify the Registrable Securities intended to be disposed of by such holder), the Company will use its best efforts to effect the registration of all Registrable Securities that the Company has been so requested to register by such holder; provided, however, that if, at any time after giving written notice of its intention to register any Securities for sale in connection with an underwritten Public Offering and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such Securities, the Company may, at its election, give written notice of such determination to each such holder and, thereupon, shall be relieved of its obligation to register any Registrable Securities of such Persons in connection with such registration.

              (b) SELECTION OF UNDERWRITERS. Notice of the Company's intention to register such Securities shall designate the proposed underwriters of such offering (which shall be one or more underwriting firms of recognized standing) and shall contain the Company's agreement to use its best efforts, if requested to do so, to arrange for such underwriters to include in such underwriting the Registrable Securities that the Company has been so requested to register pursuant to this
         Section 6.2, it being understood that the holders of Registrable Securities shall have no right to select different underwriters for the disposition of their Registrable Securities.

              (c) PRIORITY ON INCIDENTAL REGISTRATIONS. If the managing underwriter shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting sale) that, in such underwriter's opinion, the number of shares or Securities requested to be included in such Incidental Registration exceeds the number that can be sold in such offering within a price range acceptable to the Company (such writing to state the basis of such opinion and the approximate number of shares or Securities that may be included in such offering without such effect), the Company will include in such Incidental Registration, to the extent of the number of shares of Securities that the Company is so advised can be sold in such offering:

                     (i) in the case of any registration initiated by the
              Company for the purpose of selling Securities for its own account:

                             (A) first, shares that the Company proposes to
                     issue and sell for its own account; and

                             (B) second, Registrable Securities requested to be
                     sold by the holders thereof pursuant to this Section 6.2 and all Securities proposed to be registered by the Other Stockholders, pro rata among such holders on the basis of the number of shares requested to be so registered by such holders; and

                     (ii) in the case of a registration initiated by any Other
              Stockholder pursuant to demand or required registration rights in favor of such Other Stockholder:

                             (A) first, Securities requested to be sold by the
                     Other Stockholders requesting such Registration;

                             (B) second, Registrable Securities requested to be
                     sold by the holders thereof pursuant to this Section 6.2 and all Securities proposed to be registered by the Other Stockholders (other than those referred to in Section 6.2(c)(ii)(A)), pro rata among such holders on the basis of the number of shares requested to be so registered by such holders; and

                             (C) third, shares that the Company proposes to
                     issue and sell for its own account.

         6.3. COMPANIES REGISTRATION.

         If the Securities Act (whether by statutory amendment, amendment of the rules and regulations thereunder or both) is amended after the date hereof to provide for a Companies Registration Scheme, and the Company is or becomes eligible to participate in the Companies Registration Scheme, then the Company, promptly following the request of the Required Holders, shall use its reasonable best efforts to register promptly under the Companies Registration Scheme so as to facilitate the resale under the registration statement contemplated by such Companies Registration Scheme of the Registrable Securities in accordance with the method or methods of distribution contemplated by the Holders.

         6.4. REGISTRATION PROCEDURES.

         The Company will use its best efforts to effect each Registration, and to cooperate with the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and the Company will as expeditiously as possible:

              (a) subject, in the case of an Incidental Registration, to the proviso to Section 6.2(a), prepare and file with the SEC the registration statement and use its best efforts to cause the Registration to become effective; provided, however, that:

                     (i) before the initial filing of any registration
              statement, the Company will furnish to the holders of the Registrable Securities covered by such registration statement, their counsel, and the underwriters, if any, and their counsel, copies of all such documents proposed to be filed at least ten
              (10) days prior thereto, which documents will be subject to the reasonable review, within such ten (10) day period, of such holders, their counsel and the underwriters; and

                     (ii) before filing any prospectus or any amendments or
              supplements to any registration statement or prospectus, the Company will furnish to the holders of the Registrable Securities covered by such registration statement, their counsel, and the underwriters, if any, and their counsel, copies of all such documents proposed to be filed a reasonable period of time (in light of the nature of the amendments or changes contained therein, which shall in every event be at least one (1) day and shall never be required to be more than ten (10) days) prior thereto, which documents will be subject to the reasonable review, within such period, of such holders, their counsel and the underwriters;

              (b) subject, in the case of an Incidental Registration, to the proviso to Section 6.2(a), prepare and file with the SEC such amendments and post-effective amendments to any registration statement and any prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement; and cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act;

              (c) furnish to each holder of Registrable Securities included in such Registration and the underwriter or underwriters, if any, without charge, at least one signed copy of the registration statement and any post-effective amendment thereto, upon request, and such number of conformed copies thereof and such number of copies of the prospectus (including each preliminary prospectus and each prospectus filed under Rule 424 under the Securities Act), any amendments or supplements thereto and any documents incorporated by reference therein, as such holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities being sold by such holder (it being understood that the Company consents to the use of the prospectus and any amendment or supplement thereto by each holder of Registrable Securities covered by such registration statement and the underwriter or underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto);

              (d) notify each holder of the Registrable Securities of any stop order or other order suspending the effectiveness of any registration statement, issued or threatened by the SEC in connection therewith, and take all reasonable actions required to prevent the entry of such stop order or to remove it or obtain withdrawal of it at the earliest possible moment if entered;

              (e) if requested by the managing underwriter or underwriters, if any, or any holder of Registrable Securities in connection with any sale pursuant to a registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information relating to such underwriting as the managing underwriter or underwriters, if any, or such holder reasonably requests to be included therein; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

              (f) on or prior to the date on which a Registration is declared effective, use its best efforts to register or qualify, and cooperate with the holders of Registrable Securities included in such Registration, the underwriter or underwriters, if any, and their counsel, in connection with any necessary registration or qualification of the Registrable Securities covered by such

         Registration for offer and sale under the securities or "blue sky" laws of each state and other jurisdiction of the United States as any such holder or the managing underwriter, if any, reasonably requests in writing; use its best efforts to keep each such registration or qualification effective, including through new filings, or amendments or renewals, during the period such registration statement is required to be kept effective; and do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions reasonably requested of the Registrable Securities covered by such Registration; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

              (g) in connection with any sale pursuant to a Registration, cooperate with the holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Securities to be sold under such Registration, and enable such Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such holders may request;

              (h) use its best efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities within the United States and having jurisdiction over the Company or any Subsidiary as may reasonably be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Securities;

              (i) enter into such agreements (including underwriting agreements in customary form) and take such other actions as the Requisite Holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

              (j) use its best efforts to obtain:

                     (i) at the time of effectiveness of each Registration, a
              "comfort letter" from the Company's independent certified public accountants covering such matters of the type customarily covered by "cold comfort letters" as the Requisite Holders and the underwriters reasonably request; and

                     (ii) at the time of any underwritten sale pursuant to the
              registration statement, a "bring-down comfort letter," dated as of the date of such sale, from the Company's independent certified public accountants covering such matters of the type customarily covered by comfort letters as the Requisite Holders and the underwriters reasonably request;

              (k) use its best efforts to obtain, at the time of any underwritten sale pursuant to each Registration, an opinion or opinions, favorable to the Requisite Holders in form and scope, from counsel for the Company in customary form;

              (l) notify each seller of Registrable Securities covered by such Registration, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly prepare, file with the SEC and furnish to such seller or holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers or prospective purchasers of such Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they are made;

              (m) otherwise comply with all applicable rules and regulations of the SEC, and make generally available to its security holders (as contemplated by Section 11(a) under the Securities Act) an earnings statement satisfying the provisions of Rule 158 under the Securities Act no later than ninety (90) days after the end of the twelve (12) month period beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the registration statement, which statement shall cover said twelve (12) month period;

              (n) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by each Registration from and after a date not later than the effective date of such Registration; and

              (o) obtain and maintain the registration of the Common Stock under either section 12(b) or section 12(g) of the Exchange Act; and use its best efforts to cause all Registrable Securities covered by each Registration to be listed subject to notice of issuance, prior to the date of first sale of such Registrable Securities pursuant to such Registration, on:

                     (i) either the New York Stock Exchange, Inc., or the NASDAQ
              National Market; and

                     (ii) each other securities exchange, if any, on which the
              Common Stock is then listed.

The Company may require each holder of Registrable Securities that will be included in such Registration to furnish the Company with such information in respect of such holder of its Registrable Securities that will be included in such Registration as the Company may reasonably request in writing and as is required by applicable laws or regulations.

         6.5. REASONABLE INVESTIGATION.

         The Company shall:

              (a) give the holders of Registrable Securities, their underwriters, if any, and their respective counsel and accountants the opportunity to participate in the preparation of the registration statement, each prospectus included therein or filed with the SEC and each amendment thereof or supplement thereto;

              (b) give each such holder and underwriter reasonable opportunities to discuss the business of the Company with its officers, counsel and the independent public accountants who have certified its financial statements;

              (c) make available for inspection by any holder of Registrable Securities included in any Registration, any underwriter participating in any disposition pursuant to any Registration, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company reasonably requested by any such Person; and

              (d) cause the Company's officers, directors and employees to supply all information reasonably requested by any such Person in connection with such Registration;

in each such case, as shall be reasonably necessary, in the good faith opinion of such holder or such underwriter, to enable it to conduct a "reasonable investigation" within the meaning of section 11(b)(3) of the Securities Act and to satisfy the requirement of reasonable care imposed by section 12(a)(2) of the Securities Act.

         6.6. REGISTRATION EXPENSES.

         The Company will pay all Registration Expenses in connection with each registration of Registrable Securities, including, without limitation, any such registration not effected by the Company.

         6.7. INDEMNIFICATION; CONTRIBUTION.

              (a) INDEMNIFICATION BY THE COMPANY. The Company shall indemnify, to the fullest extent permitted by law, each holder of Registrable Securities, its officers, directors and agents, if any, and each Person, if any, who controls such holder within the meaning of section 15 of the Securities Act, against all losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses (under the Securities Act or common law or otherwise), joint or several, resulting from any violation by the Company of the provisions of the Securities Act or any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (and as amended or supplemented if amended or supplemented) or any preliminary prospectus or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, in light of the circumstances under which they were made) not misleading, except to the extent that such losses, claims, damages, liabilities (or proceedings in respect thereof) or expenses are caused by any untrue statement or alleged untrue statement contained in or by any omission or alleged omission from information concerning any holder furnished in writing to the Company by such holder expressly for use therein. If the offering pursuant to any registration statement provided for under this
         Section 6 is made through underwriters, no action or failure to act on the part of such underwriters (whether or not such underwriter is an Affiliate of any holder of Registrable Securities) shall affect the obligations of the Company to indemnify any holder of Registrable Securities or any other Person pursuant to the preceding sentence. If the offering pursuant to any registration statement provided for under this Section 6 is made through underwriters, the Company agrees, to the extent required by such underwriters, to enter into an underwriting or other agreement providing for indemnity of such underwriters, their officers, directors and agents, if any, and each Person, if any, who controls such underwriters within the meaning of section 15 of the Securities Act to the same extent as hereinbefore provided with respect to the indemnification of the holders of Registrable Securities; provided that the Company shall not be required to indemnify any such underwriter, or any officer or director of such underwriter or any Person who controls such underwriter within the meaning of section 15 of the Securities Act, to the extent that the loss, claim, damage, liability (or proceedings in respect thereof) or expense for which indemnification is claimed results from such underwriter's failure to send or give a copy of an amended or supplemented final prospectus to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such amended or supplemented final prospectus prior to such written confirmation and the underwriter was provided with such amended or supplemented final prospectus.

              (b) INDEMNIFICATION BY THE HOLDERS. In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder, severally and not jointly, shall indemnify, to the fullest extent permitted by law, the Company, each underwriter (if the underwriter so requires) and their respective officers, directors and agents, if any, and each Person, if any, who controls the Company or such underwriter within the meaning of section 15 of the Securities Act, against any losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or preliminary prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein (in the case of any prospectus, in light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement is contained in or such omission is from information so concerning a holder furnished in writing by such holder expressly for use therein; provided, however, that such holder's obligations hereunder shall be limited to an amount equal to the proceeds to such holder of the Registrable Securities sold pursuant to such registration statement.

              (c) CONTROL OF DEFENSE. Any Person entitled to indemnification under the provisions of this Section 6.7 shall give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, permit such indemnifying party to assume the defense of such claim, with counsel reasonably satisfactory to the indemnified party; and if such defense is so assumed, such indemnifying party shall not enter into any settlement without the consent of the indemnified party if such settlement attributes liability to the indemnified party and such indemnifying party shall not be subject to any liability for any settlement made without its consent (which shall not be unreasonably withheld); and any underwriting agreement entered into with respect to any registration statement provided for under this Section 6 shall so provide. In the event an indemnifying party shall not be entitled, or elects not, to assume the defense of a claim, such indemnifying party shall not be obligated to pay the fees and expenses of more than one counsel or firm of counsel for all parties indemnified by such indemnifying party in respect of such claim, unless in the reasonable judgment of any such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties in respect to such claim.

              (d) CONTRIBUTION. If for any reason the foregoing indemnity is unenforceable, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses:

                     (i) in such proportion as is appropriate to reflect the
              relative benefits received by the indemnifying party on the one hand and the indemnified party on the other; or

                     (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations.

         Notwithstanding the foregoing, no holder of Registrable Securities shall be required to contribute any amount in excess of the amount such holder would have been required to pay to an indemnified party if the indemnity under Section 6.7(b) hereof was enforceable. No Person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligation of any Person to contribute pursuant to this Section 6.7 shall be several and not joint.

              (e) ADVANCEMENT OF EXPENSES. An indemnifying party shall make payments of all amounts required to be made pursuant to the foregoing provisions of this Section 6.7 to or for the account of the indemnified party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due or payable. Without limiting the generality of the foregoing, each indemnifying party, as an interim measure during the pendency of any claim, action, investigation, inquiry or proceeding arising out of or based upon any matter or subject for which indemnity (or contribution in lieu thereof) would be available to any indemnified party under any provision of this Section 6.7, shall promptly reimburse each indemnified party, as often as invoiced therefor (but in no event more often than monthly), for all reasonable legal or other expenses incurred in connection with the investigation or defense of any such claim, action, investigation, inquiry or proceeding, notwithstanding the absence of any judicial determination as to the propriety or enforceability of the indemnifying party's obligation to reimburse the indemnified party for such expenses and notwithstanding the possibility that the obligations to pay such expenses might later have been held to be improper by a court of competent jurisdiction. To the extent that any such interim reimbursement is held to be improper, the indemnified party agrees to promptly return the amount so advanced to the indemnifying party, together with interest, compounded monthly, at the prime rate (or other commercial lending rate for borrowers of the highest credit standing) listed from time to time in The Wall Street Journal which represents the base rate on corporate loans posted by a substantial majority of the nation's thirty (30) largest banks. Any such interim reimbursement payments which are not made to the indemnified party within thirty (30) days of a request therefor shall bear interest at such prime rate from the date of such request to the extent such reimbursement payments are ultimately determined to be proper obligations of the indemnifying party. To the extent required by any underwriter in connection with the execution of any underwriting agreement pursuant to which the holders of Registrable Securities shall be selling any shares of Common Stock, the Company shall agree to advancement of the expenses of such underwriter to at least the same extent as provided in this Section 6.7(e).

              (f) SURVIVAL. The indemnity and contribution agreements contained in this Section 6.7 shall remain in full force and effect regardless of any investigation made by or on behalf of a participating holder of Registrable Securities, its officers, directors, agents or any Person, if any, who controls such holder as aforesaid, and shall survive the transfer of such Securities by such holder.

         6.8. HOLDBACK AGREEMENTS; REGISTRATION RIGHTS TO OTHERS.

              (a) In connection with each underwritten sale of Registrable Securities, the Company agrees, and each holder of Registrable Securities by acquisition of such Registrable Securities agrees, to enter into customary holdback agreements concerning sale or distribution of Registrable Securities and other equity Securities of the Company, except, in the case of any holder of Registrable Securities, to the extent that such holder is prohibited by applicable law or exercise of fiduciary duties from agreeing to withhold Registrable Securities from sale or is acting in its capacity as a fiduciary or investment adviser. Without limiting the scope of the term "fiduciary," a holder shall be deemed to be acting as a fiduciary or an investment adviser if its actions or the Registrable Securities proposed to be sold are subject to the Employee Retirement Income Security Act of 1974, as amended, or the Investment Company Act of 1940, as amended, or if such Registrable Securities are held in a separate account under applicable insurance law or regulation.

              (b) If the Company shall at any time after the date hereof provide to any holder of any Securities of the Company rights with respect to the registration of such Securities under the Securities Act, such rights shall not be in conflict with or adversely affect any of the rights provided in this Section 6 to the holders of Registrable Securities.

         6.9. OTHER REGISTRATION OF COMMON STOCK.

         If any shares of Common Stock required to be reserved for purposes of exercise of Warrants or conversion of any class of Common Stock into any other class of Common Stock require registration with or approval of any governmental authority under any federal or state law (other than the Securities Act) before such shares may be issued upon conversion, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be.

         6.10. AVAILABILITY OF INFORMATION.

         At any time that any class of the Common Stock is registered under section 12(b) or section 12(g) of the Exchange Act, the Company will comply with the reporting requirements of sections 13 and 15(d) of the Exchange Act (whether or not it shall be required to do so pursuant to such Sections) and will comply with all other public information reporting requirements of the SEC from time to time in effect. In addition, the Company shall file such reports and information, and shall make available to the public and to the holders of Registrable Securities such information, as shall be necessary to permit such holders to offer and sell Registrable Securities pursuant to the provisions of Rules 144 promulgated under the Securities Act. The Company will also cooperate with each such holder in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the SEC as a condition to the availability of an exemption from the registration provisions of the Securities Act in connection with the sale of any Registrable Securities. The Company will furnish to each such holder, promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its stockholders, and copies of all regular and periodic reports and all registration statements and prospectuses filed by the Company with any securities exchange or with the SEC.

7.       INTERPRETATION OF THIS AGREEMENT.

         7.1. CERTAIN DEFINED TERMS.

         For the purpose of this Agreement, the following terms shall have the meanings set forth below or set forth in the Section hereof following such term:

         ACQUIRING PERSON - means and includes, with respect to any Share Purchase Rights, any holders of Common Stock or other persons (as such term is used in Section 13(d) and Section 14(d)(2) of the Exchange Act as in effect on the date hereof) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the date hereof) participating in or sponsoring one or more Share Purchase Triggering Events specified in the Share Purchase Rights Plan.

         ADDITIONAL COMMON STOCK - means Common Stock, including treasury shares, issued after the date hereof, except Common Stock issued upon the exercise of any one or more Warrants.

         AFFILIATE - means, at any time, a Person (other than a Subsidiary or the Holders):

              (a) that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Company;

              (b) that beneficially owns or holds ten percent (10%) or more of any class of the Voting Stock of the Company; or

              (c) ten percent (10%) or more of the Voting Stock (or in the case of a Person that is not a corporation, ten percent (10%) or more of the equity interest) of which is beneficially owned or held by the Company or any Subsidiary;

at such time.

As used in this definition,

                  control - means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         AGREEMENT, THIS - and references thereto shall mean this Warrant Agreement as it may from time to time be amended or supplemented.

         AGGREGATE CONSIDERATION PAID - means, in the case of a repurchase, redemption, retirement or acquisition of shares of Common Stock, the aggregate amount paid by the Company in connection therewith and, in the case of a repurchase, redemption, retirement or acquisition of Rights, the sum of:

              (a) the aggregate amount paid by the Company for such Rights; plus

              (b) the aggregate consideration or premiums stated in such Rights to be payable for the shares of Common Stock covered thereby.

         For purposes of clause (a) above, in the event of the repurchase, redemption, retirement or acquisition of any Rights together with other Securities or obligations of the Company or any other Person in which the purchase price for the Rights and such other Securities or obligations is expressed as a single purchase price (including, without limitation, upon the issuance or sale of Preferred Stock or debt Securities which are convertible into Common Stock), the aggregate amount paid by the Company for such Rights shall include only the portion of such single purchase price attributable to such Rights, and not the portion attributable to such other Securities or obligations. The portion of such purchase price attributable to such Rights in such case shall be equal to the product of:

              (i)  such single purchase price; multiplied by

              (ii) the quotient of:

                  (A) the fair market value (as determined by the Valuation Agent) of such Right, independent of the value of such other Securities or obligations (computed using the Black-Scholes option pricing model or such other pricing model as the Valuation Agent determines is appropriate, and applying such reasonable assumptions concerning price variances with respect to the Common Stock and such other variables as the Valuation Agent considers appropriate); divided by

                  (B) the fair market value (as determined by the Valuation Agent) of such Right together with such other Securities or obligations (computed using such methodology and making such assumptions as the Valuation Agent determines is appropriate).

         AGGREGATE CONSIDERATION RECEIVABLE - means, in the case of an issuance or sale of shares of Additional Common Stock, the aggregate amount paid to the Company in connection therewith and, in the case of an issuance or sale of Rights, or any amendment thereto, the sum of:

              (a) the aggregate amount paid to the Company for such Rights; plus

              (b) the aggregate consideration or premiums stated in such Rights to be payable for the shares of Additional Common Stock covered thereby;

in each case without deduction for any fees, expenses or underwriters discounts.

         For purposes of clause (a) above, in the event of the issuance or sale of any Rights together with other Securities or obligations of the Company or any other Person in which the purchase price for the Rights and such other Securities or obligations is expressed as a single purchase price (including, without limitation, upon the issuance or sale of Preferred Stock or debt Securities which are convertible into Common Stock), the aggregate amount paid to the Company for such Rights shall include only the portion of such single purchase price attributable to such Rights, and not the portion attributable to such other Securities or obligations. The portion of such purchase price attributable to such Rights in such case shall be equal to the product of:

                     (i) such single purchase price; multiplied by

                     (ii) the quotient of:

                          (A) the fair market value (as determined by the
Valuation Agent) of such Right, independent of the value of such other Securities or obligations (computed using the Black-Scholes option pricing model or such other pricing model as the Valuation Agent determines is appropriate, and applying such reasonable assumptions concerning price variances with respect to the Common Stock and such other variables as the Valuation Agent considers appropriate); divided by

                          (B) the fair market value (as determined by the
Valuation Agent) of such Right together with such other Securities or obligations (computed using such methodology and making such assumptions as the Valuation Agent determines is appropriate).

         AGREEMENT, THIS - shall have the meaning specified in the introductory paragraph hereof.

         BOARD OF DIRECTORS - means the board of directors of the Company or any committee thereof that, in the instance, shall have the lawful power to exercise the power and authority of such board of directors.

         BUSINESS DAY - means a day other than a Saturday, a Sunday or a day on which banks in the State of New York are required or permitted by law (other than a general banking moratorium or holiday for a period exceeding four (4) consecutive days) to be closed.

         CHARTER - means the Restated Articles of Incorporation of the Company.

         CLOSING PRICE - means, on any date with respect to any share of common stock of any Person:

              (a) the last sale price, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices on such date, in each case as officially reported on the principal national securities exchange on which such common stock is then listed or admitted to trading; and

              (b) if no such common stock is then listed or admitted to trading on any national securities exchange, but is listed on the NASDAQ National Market or the NASDAQ SmallCap Market, as the case may be, the last trading price of such common stock on such date as reported by NASDAQ, or if there shall have been no trading on such date, the average of the reported closing bid and asked prices on such date as shown by NASDAQ.

When used in this Agreement without reference to a particular Person or common stock, "Closing Price" means the Closing Price of the Common Stock.

         COMMON STOCK - means the Common Stock, par value $0.01 per share, of the Company; provided, however, that subsequent to any creation or issuance by the Company of any Share Purchase Rights and prior to the earlier of the Share Purchase Right Detachment Date and the Share Purchase Right Termination Date, the term "Common Stock," and references to any shares thereof, shall in each case include the attached Share Purchase Rights.

         COMPANIES REGISTRATION SCHEME - means an amendment or amendment to the Securities Act (whether by statutory amendment, amendment of the rules and regulations thereunder or both), such as, without limitation, as proposed in the Report of the Advisory Committee on the Capital Formation and Regulatory Processes of the Securities and Exchange Commission, dated July 24, 1996, pursuant to which:

              (a) issuers of Securities are permitted to register all issuances of securities on an integrated company registration statement; and

              (b) under the provisions of such amendment, such registration could cover the re-offering or resale by the holders thereof of shares of Common Stock issued upon the exercise of the Warrants, if any, outstanding at such time.

         COMPANY - shall have the meaning specified in the introductory paragraph hereof.

         CONSIDERATION PER SHARE - means, with respect to shares of Common Stock or Rights, the quotient of:

              (a) the Aggregate Consideration Paid (in the case of a repurchase, redemption, retirement or other acquisition for value of Common Stock or Rights) or the Aggregate Consideration Receivable (in the case of an issuance or sale of Common Stock or Rights by the Company), as the case may be, in respect of such shares of Common Stock or such Rights; divided by

              (b) the total number of such shares of Common Stock or, in the case of Rights, the total number of shares of Common Stock into which such Rights are exercisable or convertible.

         DISTRIBUTED ENTITY - means any subsidiary or other Person in which the Company owns any ownership interest at any time, the capital stock, the Spinoff Shares of which are dividended or otherwise distributed (including, without limitation, in any recapitalization) to the stockholders of the Company in respect of the Common Stock in a Spinoff.

         EXCHANGE ACT - means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

         EXCLUDED SECURITIES - means and includes:

              (a) shares of Common Stock or Rights issued in any of the transactions described in Section 4.2 through Section 4.8, inclusive, hereof, and in respect of which an adjustment has been made pursuant to such Section;

              (b) the Series A Warrants and the Series B Warrants, shares of Common Stock issuable upon exercise of the Warrants or any other Rights (including, without limitation, the Outstanding Warrant and outstanding stock options) outstanding on the date hereof;

              (c) shares of Common Stock issued to the public in a bona fide public offering registered under the Securities Act to Persons other than:

                     (i) Affiliates;

                     (ii) employees of the Company; or

                     (iii) existing holders of Common Stock or Rights;

provided, however, that a bona fide public offering sold through an underwriter and held open to the public generally shall not fail to meet the requirements of this clause (c) merely by virtue of the fact that one or more Affiliates, employees or existing holders of Common Stock or Rights may have been purchasers from the underwriters therein so long as no pre-existing arrangement or agreement to so purchase shares in connection with such offering was in existence or in effect; and

                  (d) shares of Common Stock issued as the consideration in a transaction involving a bona fide acquisition by the Company of another Person (whether by acquisition of capital stock of such Person or all or substantially all of the Property of such Person, or by merger or consolidation of such Person into the Company or any Subsidiary) so long as the economic terms of such acquisition were negotiated at arm's length and so long as neither such Person nor the Person or Persons to whom such Common Stock is issued are:

                     (i) Affiliates;

                     (ii) employees of the Company; or

                     (iii) existing holders of Common Stock or Rights;

         provided, however, that in the event that the acquired Person is a corporation the common stock of which is registered under either section 12(b) or section 12(g) of the Exchange Act, the issuance of shares of Common Stock to all stockholders of the acquired Person in a bona fide acquisition shall not fail to meet the requirements of this clause (d) merely by virtue of the fact that one or more Affiliates, employees or existing holders of Common Stock or Rights may have been the beneficial owners (as such term is defined in Rule 13d-3 under the Exchange Act, 17 C.F.R. Section 240.13d-3) of five percent (5%) or less of the common stock of such acquired Person and so long as no pre-existing arrangement or agreement to so issue shares in connection with such offering was in existence or in effect;

                  (e) Rights consisting of stock options granted with an exercise price not less than the Closing Price thereof as of the date of the grant issued to employees, consultants or independent contractors of the Company pursuant to any stock option plan approved by the Board of Directors at any time, so long as, and to the extent that:

                      (i) the aggregate number of shares of Common Stock issuable upon exercise of all such outstanding stock options (whether or not then currently exercisable) does not at any time exceed fifteen percent (15%) of the aggregate number of shares of Common Stock on a Fully Diluted Basis at such time, such number of shares to be appropriately adjusted in respect of the occurrence of any of the events described in Section 4 hereof; and

                      (ii) no other holder of any Rights or any other Securities of the Company shall have the right to any preemptive, subscription or similar right in respect of such issuance;

         and shares of Common Stock issuable upon the exercise of such stock options; provided, however, that the Company may at any time reduce the exercise price of any such options to a price which, on the date of such reduction, is not less than the Closing Price calculated as of such date; and

                  (f) Share Purchase Right Securities issued or sold by the Company or any Acquiring Person upon exercise of any Share Purchase Rights in accordance with the provisions of any Share Purchase Right Agreement, and any Common Stock, if any, issued upon the exercise or conversion of any such Share Purchase Right Securities in accordance with the provisions of the Share Purchase Rights and the Share Purchase Right Agreement.

         EXPIRATION DATE - means the later to occur of:

                  (a) August 31, 2007; and

                  (b) the date that is one hundred twenty (120) days after the first date upon which the entire then-remaining principal amount of the Notes, together with all accrued and unpaid interest thereon and all other amounts due in respect thereof, is fully and finally paid in cash, and all amounts in respect of the Series C Preferred Stock (including the Redemption Price) and all accrued and unpaid dividends with respect thereto are fully and finally paid in cash.

         FAIR VALUE - means, with respect to any share of common stock of any Person at any time, the quotient of:

                  (a) the difference of:

                      (i) the sum of:

                          (A) the fair salable value of such Person as a going
concern, giving effect to all Property thereof and subject to all liabilities thereof, that would be realized in an arm's length sale between an informed and willing buyer and an informed and willing seller, under no compulsion to buy or sell, respectively, as of a date that is within fifteen (15) days of the date as of which the determination is to be made, determined by agreement among the holders of the Warrants and the Company and, if, in the Company's view after reasonable negotiation no such agreement can be reached, by the Valuation Agent, such determination in either case to be made without regard to the absence of a liquid or ready market for such common stock; plus

                          (B) the aggregate exercise or conversion price of all
Warrants and all other Valuable Rights of such Person (including, without limitation, Valuable Rights of such Person in respect of any shares of Preferred Stock convertible at such time into shares of common stock of such Person) in existence and remaining unexercised on such date;

                  minus

                      (ii) if there shall then exist any outstanding shares of Preferred Stock (other than Preferred Stock convertible at such time into shares of common stock of such Person, which shares represent Valuable Rights of such Person at such time), the aggregate liquidation preference of (or, if less, the aggregate price, if any, at which such Person could elect to redeem) such shares of Preferred Stock (together with all accrued and unpaid dividends thereon);

         divided by

                  (b) the sum of:

                      (i) the total number of shares of common stock then outstanding; plus

                      (ii) the aggregate number of shares of common stock issuable in respect of all Valuable Rights of such Person (including, without limitation, Valuable Rights of such Person in respect of any shares of Preferred Stock convertible at such time into shares of common stock of such Person) at such time.

         FULLY DILUTED BASIS - means, with respect to any calculation of the number of shares of common stock of any Person at any time, the sum of:

                  (a) the number of shares of common stock of such Person outstanding at such time; plus

                  (b) the aggregate number of shares of common stock of such Person issuable upon the exercise, conversion or exchange, as the case may be, of all Rights of such Person outstanding at such time, regardless of whether such Rights of such Person are then exercisable, convertible or exchangeable and, with respect to any Rights of such Person, regardless of whether the consideration given up by the holder of such Right of such Person in connection with the exercise, conversion or exchange thereof would exceed the value of the common stock of such Person received upon such exercise, conversion or exchange.

         GAAP - means accounting principles as promulgated from time to time in statements, opinions and pronouncements by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board and in such statements, opinions and pronouncements of such other entities with respect to financial accounting of for-profit entities as shall be accepted by a substantial segment of the accounting profession in the United States.

         HOLDERS - shall have the meaning specified in the introductory paragraph hereto.

         INCIDENTAL REGISTRATION - Section 6.2.

         INITIAL PURCHASE PRICE - means Three Dollars and Twenty-Five Cents ($3.25) per share.

         INITIAL PURCHASERS - shall have the meaning specified in the Recitals hereto.

         INITIAL SECURITIES PURCHASE AGREEMENT - shall have the meaning specified in the Recitals hereto.

         INITIAL WARRANT AGREEMENT - shall have the meaning specified in the Recitals hereto.

         INITIAL WARRANTS - shall have the meaning specified in the Recitals hereto.

         INITIATING HOLDERS - means, at any time, the holders (other than the Company or any Affiliate thereof) of at least fifty-one percent (51%) (by number of shares) of the Registrable Securities at such time (excluding any Registrable Securities held directly or indirectly by the Company or any Affiliate thereof).

         LIEN - means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property (for purposes of this definition, the "Owner"), whether such interest is based on the common law, statute or contract, and includes but is not limited to:

                  (a) the security interest lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes, and the filing of any financing statement under the Uniform Commercial Code of any jurisdiction, or an agreement to give any of the foregoing;

                  (b) reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting real Property;

                  (c) stockholder agreements, voting trust agreements, buy-back agreements and all similar arrangements affecting the Owner's rights in stock owned by the Owner; and

                  (d) any interest in any Property held by the Owner evidenced by a conditional sale agreement, capitalized lease or other arrangement pursuant to which title to such Property has been retained by or vested in some other Person for security purposes.

The term "Lien" does not include negative pledge clauses in loan agreements and equal and ratable security clauses in loan agreements.

         MARKET CAPITALIZATION - means, with respect to any Person, at any time of determination, the product of:

                  (a) the Market Price of the common stock of such Person at such time of determination; multiplied by

                  (b) the number of shares of the common stock of such Person outstanding at such time.

         MARKET CAPITALIZATION PERCENTAGE - means, with respect to any Person, at any time of determination, the quotient of:

                  (a) the Market Capitalization of such Person as of the Spinoff Calculation Date; divided by

                  (b) the sum of:

                      (i) the Market Capitalization of the Distributed Entity as of the Spinoff Calculation Date; plus

                      (ii) the Market Capitalization of the Company as of the Spinoff Calculation Date.

         MARKET PRICE - means, per share of common stock of any Person, as of any date of determination, the arithmetic mean of the daily Closing Prices for the twenty (20) consecutive trading days before such date of determination; provided that if such common stock is then neither listed or admitted to trading on any national securities exchange, the NASDAQ National Market or the NASDAQ SmallCap Market, then "Market Price" means the Fair Value of one share of such common stock, as determined by the Valuation Agent as of the date of determination. When used in this Agreement without reference to a particular Person or common stock, "Market Price" means the Market Price of the Common Stock.

         NASD - means the National Association of Securities Dealers, Inc.

         NASDAQ - means the NASDAQ Stock Market, Inc., a subsidiary of the NASD.

         NASDAQ NATIONAL MARKET - has the meaning ascribed thereto in Rule 4200(r) of NASDAQ.

         NASDAQ SMALLCAP MARKET - has the meaning ascribed thereto in Rule 4200(t) of NASDAQ.

         NOTE AGREEMENT - means the Amended and Restated Note Agreement, dated as of the date hereof, among the Company and the Initial Purchasers, pursuant to which the Notes were issued.

         NOTES - means the 12% Senior Subordinated Notes due May 1, 2007 issued pursuant to the Initial Securities Purchase Agreement and the Note Agreement, as amended, restated or modified from time to time.

         NOTICE EVENT - means any event that would require an adjustment in the Purchase Price pursuant to Section 4 hereof.

         OTHER STOCKHOLDERS - means and includes, at any time, all holders of Securities of the Company at such time (other than the holders of Registrable Securities).

         OUTSTANDING WARRANT - means that certain warrant to purchase five thousand (5,000) shares of the Common Stock issued to Henri Morris & Associates.

         PERSON - means an individual, partnership, corporation, limited liability company, joint venture, trust, unincorporated organization, or a government or agency or political subdivision thereof.

         POTENTIAL MATERIAL EVENT shall mean and include the following:

                  (a) the possession by the Company of material undisclosed information not ripe for disclosure in a registration statement; or

                  (b) any undisclosed material engagement or material activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time.

         PREFERRED STOCK - means and includes, with respect to any Person, all capital stock of such Person of any class which is preferred as to payment upon a liquidation or dissolution of such Person or both, over the common stock of such Person.

         PRE-SPINOFF OWNERSHIP PERCENTAGE - means, with respect to any Spinoff, the quotient, expressed as a percentage, of:

                  (a) the number of shares of Common Stock issuable immediately prior to the Spinoff upon exercise of all Warrants remaining outstanding at such time; divided by

                  (b) the aggregate number of shares of Common Stock at such time calculated on a Fully Diluted Basis.

         PROPERTY - means any interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

         PUBLIC OFFERING - shall mean any sale of Common Stock in a transaction either registered under, or requiring registration under, section 5 of the Securities Act.

         PURCHASE PRICE - means, prior to any adjustment pursuant to Section 4 of this Agreement, the Initial Purchase Price and thereafter, the Initial Purchase Price as thereafter successively adjusted and readjusted from time to time.

         PURCHASERS - shall have the meaning specified in the Recitals hereto.

         REDEMPTION PRICE - means the redemption price of the Series C Preferred Stock as set forth in the Charter.

         REGISTRABLE SECURITIES - means, at any time:

                  (a) any shares of Common Stock that have been issued upon the exercise of any Warrant;

                  (b) any shares of Common Stock into which such shares of Common Stock shall have been converted at any time; and

                  (c) any shares of Common Stock that are issuable upon the exercise of the Warrants or the conversion of Common Stock referred to in clause
(a) or clause (b) above.

For purposes of Section 6 hereof and the definitions of "Initiating Holders" and "Requisite Holders" herein, holders of Warrants at any time shall be deemed to be holders of Registrable Securities described in clauses (b) and (c) of this definition that are at such time issuable upon exercise in full of such Warrants, whether or not such holders are then entitled so to exercise such Warrants pursuant to the terms thereof.

         As to any particular Registrable Securities once issued, such Securities shall cease to be Registrable Securities:

                      (i) when a registration statement with respect to the sale of such Securities shall have become effective under the Securities Act and such Securities shall have been disposed of in accordance with such registration statement;

                      (ii) when they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act;

                      (iii) when they shall have been otherwise transferred and subsequent disposition of them shall not require registration or qualification under the Securities Act or any similar state law then in force; or

                      (iv) when they shall have ceased to be outstanding or (with respect to Registrable Securities described in clause (c) of this definition) issuable upon exercise of the Warrants.

         REGISTRATION - means the Shelf Registration and each Incidental Registration.

         REGISTRATION EXPENSES - means all expenses incident to the Company's performance of or compliance with Section 6.1 through Section 6.5, inclusive, including, without limitation:

                  (a) all registration and filing fees;

                  (b) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities);

                  (c) expenses of printing certificates for the Registrable Securities in a form eligible for deposit with Depositary Trust Company;

                  (d) messenger and delivery expenses;

                  (e) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties);

                  (f) fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any management review, cold comfort letters or any special audits required by or incident to such performance and compliance);

                  (g) securities acts liability insurance (if the Company elects to obtain such insurance);

                  (h) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration;

                  (i) fees and expenses of other Persons retained by the Company; and

                  (j) reasonable fees and expenses of counsel for holders of Registrable Securities, selected by the Requisite Holders;

but not including any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities or fees and expenses of more than one counsel representing the holders of Registrable Securities or any other selling expenses, discounts or commissions incurred in connection with the sale of Registrable Securities.

         REQUIRED WARRANTHOLDERS - means, at any time, the holders of at least fifty-one percent (51%) of all Warrants outstanding (excluding any Warrants directly or indirectly held by the Company, any Subsidiary or any Affiliate) at such time.

         REQUISITE HOLDERS - means, with respect to any registration or proposed registration of Registrable Securities pursuant to Section 6 hereof, any holder or holders (other than the Company or any Affiliate or Subsidiary) holding at least fifty-one percent (51%) of the shares of Registrable Securities (excluding any shares of Registrable Securities directly or indirectly held by the Company or any Affiliate or Subsidiary) to be so registered.

         RIGHT - means and includes:

                  (a) any warrant (including, without limitation, in the case of the Company, any Warrant and the Outstanding Warrant) or any option (including, without limitation, employee stock options) to acquire common stock of such Person;

                  (b) any right issued to holders of the common stock of such Person, or any class thereof, permitting the holders thereof to subscribe to shares of Additional Common Stock (in the case of the Company) or additional common stock or additional Rights of such Person (pursuant to a rights offering or otherwise);

                  (c) any right to acquire common stock of such Person pursuant to the provisions of any Security convertible or exchangeable into such common stock; and

                  (d) any similar right permitting the holder thereof to subscribe for or purchase shares of common stock of such Person.

References in this Agreement to a Right or Rights of a Person means a Right or Rights, regardless of whether or not issued by such Person, relating to the common stock of such Person. When used in this Agreement without reference to a particular Person, "Right" means a Right of the Company.

         RULE 144 - means Rule 144 under the Securities Act, 17 C.F.R.
Section 230.144, and any similar successor provision; and references to subsections of Rule 144 (e.g., "Rule 144(k)") shall be to the indicated subsection of such Rule 144.

         SECURITIES PURCHASE AGREEMENT - shall have the meaning specified in the Recitals hereto.

         SERIES C PREFERRED STOCK - means the Series C Cumulative Redeemable Preferred Stock, par value $1.00 per share, with a stated value of $100.00 per share, of the Company.

         SEC - means, at any time, the Securities and Exchange Commission or any other federal agency at such time administering the Securities Act.

         SECURITIES ACT - means the Securities Act of 1933, as amended.

         SECURITY - shall have the meaning specified in section 2(1) of the Securities Act.

         SERIES - means the series of the Series A Warrants and/or the Series B Warrants.

         SERIES A WARRANT - shall have the meaning specified in the Recitals hereto.

         SERIES A WARRANT CERTIFICATE - shall have the meaning specified in
Section 1.1 hereof.

         SERIES B WARRANT - shall have the meaning specified in the Recitals hereto.

         SERIES B WARRANT CERTIFICATE - shall have the meaning specified in
Section 1.1 hereof.

         SHARE PURCHASE RIGHT - means any Right created by the Company after the date hereof which meets the following criteria:

                  (a) such Right is distributed to each holder of the Common Stock as of the record date for the distribution thereof;

                  (b) such Right remains attached to each share of Common
Stock (including, without limitation, shares issued on or after the record date for the distribution thereof but prior to any date of detachment thereof) pending the occurrence of one or more Share Purchase Triggering Events;

                  (c) such Right shall become detached from, and may be transferred separately from, the shares of Common Stock upon the occurrence of one or more Share Purchase Triggering Events; and

                  (d) such Right shall become exercisable by all holders thereof other than an Acquiring Person, upon the occurrence of one or more Share Purchase Triggering Events (which may or may not be the Share Purchase giving rise to the detachment of the Share Purchase Rights) specified in the Share Purchase Rights Plan, into Share Purchase Right Securities.

         SHARE PURCHASE RIGHT DETACHMENT DATE - means the date upon which any Share Purchase Right becomes detached from, and may be transferred separately from, the shares of Common Stock.

         SHARE PURCHASE RIGHT TERMINATION DATE - means the earlier to occur of the expiration, termination or redemption by the Company of all Share Purchase Rights.

         SHARE PURCHASE RIGHT PLAN - means the plan or agreement pursuant to which the Share Purchase Rights are issued and governing the terms thereof.

         SHARE PURCHASE RIGHT SECURITIES - means and includes any of the following Securities issuable upon exercise of a Share Purchase Right:

                  (a) shares of Common Stock or Rights of the Company, or Securities containing Rights of the Company;

                  (b) shares of other capital stock of the Company or other Securities convertible or exchangeable into capital stock of the Company; or

                  (c) shares of capital stock of an Acquiring Person or any Affiliate thereof or other Securities convertible or exchangeable into any such capital stock.

         SHARE PURCHASE TRIGGERING EVENT - means and includes any and all of the following:

                  (a) the acquisition by any Acquiring Person of a percentage of the outstanding Common Stock specified in the Share Purchase Right Plan (but in no event less than ten percent (10%) of the outstanding Common Stock);

                  (b) the making by any Acquiring Person of a tender offer for the Common Stock or any substantial portion thereof;

                  (c) the commencement of, or the occurrence of any event in furtherance of, any actual or threatened election contest (as contemplated by Rule 14a-11 under the Exchange Act) or other actual or threatened solicitation of proxies or contest by or on behalf of a Person other than the Board of Directors which, if fully completed, would result in a majority of the directors of the Company following consummation of such contest or proposal and the election or elections of directors at which such contest or proposal is directed being Persons who were not directors immediately prior to the commencement of such contest or proposal; or

                  (d) any similar or other action which would, if completed, result in an Acquiring Person either owning a majority of the Common Stock or controlling the Board of Directors.

         SHELF EFFECTIVE DATE - means July 31, 2000.

         SHELF EFFECTIVE PERIOD - Section 6.1(a).

         SHELF FILING DATE - means May 31, 2000.

         SHELF REGISTRATION - Section 6.1(a).

         SHELF TERMINATION DATE - means the earliest to occur of:

                  (a) April 30, 2009;

                  (b) such date after May 1, 2002 on which the Company shall deliver to each holder of Registrable Securities an opinion of Hughes & Luce, LLP, or other nationally recognized securities counsel to the effect that each such holder may freely resell all shares of Common Stock issued or issuable upon exercise of the Warrants without restriction pursuant to Rule 144(k) so long as the Purchase Price is made pursuant to Section 2.1(c), Section 2.1(d) or Section 2.1(e); provided, however, that such opinion shall not make any assumption or contain any qualification concerning whether any holder of Warrants of Common Stock issued upon the exercise thereof is an "affiliate," as defined in Rule 144(a)(1), of the Company; and

                  (c) such date as no Registrable Securities shall remain.

         SPINOFF - means and includes:

                  (a) any payment or making of any dividend in, or making of any distribution of, any Spinoff Shares to the stockholders of the Company in respect of the Common Stock; or

                  (b) any reclassification of the Common Stock in any manner or other similar arrangement such that Spinoff Shares are issued to or deemed issued to the Company's stockholders.

         SPINOFF CALCULATION DATE - means, with respect to any Spinoff, the thirtieth (30th) trading day following the consummation of such Spinoff.

         SPINOFF SHARES - means and includes any capital stock, partnership or membership interest, or warrant, option or other right to acquire any such capital stock, partnership or membership interests, or other similar equity interest of any Distributed Entity, in each case, which is dividended or otherwise distributed (including, without limitation, in any recapitalization) to the stockholders of the Company in respect of the Common Stock in a Spinoff.

         SPINOFF WARRANT AGREEMENT - Section 3.8(c).

         SPINOFF WARRANT NUMBER - means, at any time, with respect to any Spinoff, the quotient of:

                  (a) the product of:

                      (i) the Pre-Spinoff Ownership Percentage; multiplied by

                      (ii) the aggregate number of Spinoff Shares, calculated as of the Spinoff Calculation Date on a Fully Diluted Basis (but prior to giving effect to the issuance of the Spinoff Warrants);

         divided by

                  (b) the difference of:

                      (i) one hundred percent (100%); minus

                      (ii) the Pre-Spinoff Ownership Percentage.

         SPINOFF WARRANT PURCHASE PRICE - means, on any date of determination, with respect to any Spinoff, the quotient of:

                  (a) the product of:

                      (i) the Market Capitalization Percentage of the Distributed Entity as of such date; multiplied by

                      (ii) the number of Warrants outstanding on such date; multiplied by

                      (iii) the Purchase Price on such date prior to giving effect to any adjustment in the Purchase Price (including, without limitation, that required by Section 4.7) resulting from the Spinoff;

         divided by

                  (b) the Spinoff Warrant Number.

         SPINOFF WARRANTS - Section 3.8(a).

         SUBSIDIARY - means, at any time, each corporation, association, limited liability company or other business entity which qualifies as a subsidiary of the Company that is properly included in a consolidated financial statement of the Company and its subsidiaries in accordance with GAAP at such time.

         TRANSFEREE - means any registered transferee of all or any part of any one or more Warrant Certificates acquired by any Initial Purchaser or Holder under this Agreement.

         VALUABLE RIGHT - means, with respect to any Person at any time, a Right, the effective conversion, exercise or purchase price of which on the date of determination is less than the Market Price in respect of the shares of common stock of such Person issuable upon conversion, exercise or purchase pursuant to such Right on such date.

         VALUATION AGENT - means the Board of Directors, unless the Required Warrantholders shall disagree in good faith with the determination of the Board of Directors, in which case the determination shall be made by a firm of independent certified public accountants, an investment banking firm or appraisal firm (which firm shall own no material amount of Securities of, and shall not be an Affiliate, Subsidiary or a related Person of, the Company) of recognized national standing retained by the Company and reasonably acceptable to the Required Warrantholders.

         VOTING STOCK - means, with respect to any corporation, any shares of stock of such corporation whose holders are entitled under ordinary circumstances to vote for the election of directors of such corporation (irrespective of whether at the time any stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency), and, in the case of the Company, shall include the Common Stock.

         WARRANTS - shall have the meaning specified in the Recitals hereto.

         WARRANT CERTIFICATE - Section 1.1.

         7.2. DESCRIPTIVE HEADINGS.

         The descriptive headings of the several Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         7.3. GOVERNING LAW.

         THIS AGREEMENT AND THE WARRANT CERTIFICATES SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

8.       MISCELLANEOUS.

         8.1. EXPENSES.

         The Company agrees to pay, and save the Holders and any Transferees harmless against liability for the payment of, all out-of-pocket expenses (including, without limitation, the reasonable fees and disbursements of special counsel for the

Holders and any Transferee) arising in connection with the transactions herein contemplated, including, without limitation:

               (a) the cost, if any, of complying with Section 3.6 hereof;

               (b) any subsequent proposed modification of, or proposed consent requested or initiated by or on behalf of the Company under, this Agreement, the Warrant Certificates or the Warrants, whether or not such proposed modification shall be effected or proposed consent granted (including, without limitation, all document production and duplication charges and the reasonable fees and expenses of one special counsel engaged by the holders of Warrants in connection therewith); and

               (c) the enforcement of (or determination of whether or how to enforce) any rights under this Agreement, the Warrant Certificates or the Warrants or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the transactions contemplated hereby or by reason of the Holders' or any Transferee's having acquired any Warrant Certificate, including, without limitation, the reasonable fees and expenses of one special counsel engaged by the holders of the Warrants and incurred by the holders of the Warrants and the costs and expenses incurred in any bankruptcy case involving the Company or any Subsidiary.

The obligations of the Company under this Section 8.1 shall survive the transfer of any Warrant Certificate or portion thereof or interest therein by any Holder or any Transferee and the exercise or expiration of any Warrant.

         8.2. AMENDMENT AND WAIVER.

         This Agreement may be amended, and the observance of any term of this Agreement may be waived, with and only with the written consent of the Company and:

               (a) in the case of Section 1 through Section 5, Section 7.2,
         Section 7.3 or Section 8 hereof (other than this Section 8.2), or of any term defined in Section 7.1 to the extent used therein, the written consent of the Required Warrantholders;

               (b) the provisions of Section 6 hereof, and of any term defined in Section 7.1 hereof as used in Section 6 hereof, may be amended, modified or supplemented only by a writing duly executed by or on behalf of the Initiating Holders and the Company; provided, however, that compliance by the Company with the provisions of Section 6 hereof, with respect to any particular registration, may be waived by the Requisite Holders; and

              (c) in the case of this Section 8.2, or of any term defined in
         Section 7.1 to the extent used herein, the written consent of all holders of Warrants then outstanding and all Registrable Securities then outstanding (excluding any Warrants or Registrable Securities directly or indirectly held by the Company, any Subsidiary or any Affiliate);

provided, however, that:

                     (i) no such amendment or waiver of any of the provisions of this Agreement pertaining to the Purchase Price or the number or kind of shares of Common Stock that may be purchased upon exercise of each Warrant; and

                     (ii) no change or accelerating the occurrence of the
              Expiration Date;

shall be effective as to the holder of any Warrant unless consented to in writing by such holder.

         8.3. DIRECTLY OR INDIRECTLY.

         Where any provision in this Agreement refers to any action to be taken by any Person, or that such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person, including actions taken by or on behalf of any partnership in which such Person is a general partner.

         8.4. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

         All representations and warranties contained herein and in the Securities Purchase Agreement in connection herewith shall survive the execution and delivery of this Agreement and the Warrant Certificates, the transfer by any Holder of any Warrant Certificate or portion thereof or interest therein and the exercise or expiration of any Warrant, and may be relied upon by the Holders or any Transferee, regardless of any investigation made at any time by or on behalf of such Holder or Transferee. Subject to the preceding sentence, this Agreement and the Warrant Certificates embody the entire agreement and understanding among the Company and the Holders, and supersede all prior agreements and under-standings, relating to the subject matter hereof.

         8.5. SUCCESSORS AND ASSIGNS.

         All covenants and other agreements in this Agreement contained by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, any Transferee) whether so expressed or not. Notwithstanding the foregoing sentence, the Company may not assign any of its rights, duties or obligations hereunder or under the Warrants without the prior written consent of all holders of the Warrants then outstanding.

         8.6. NOTICES.

         All communications hereunder or under the Warrants shall be in writing and shall be delivered either by national overnight courier or by facsimile transmission (confirmed by delivery by national overnight courier sent on the day of the sending of such facsimile transmission), and shall be addressed to the following addresses:

               (a) if to a Holder, at its address set forth on Annex 1 to this Agreement, or at such other address as such Holder shall have specified to the Company in writing;

               (b) if to any other holder of any Warrant Certificate, addressed to such other holder at such address as such other holder shall have specified to the Company in writing or, if any such other holder shall not have so specified an address to the Company, then addressed to such other holder in care of the last holder of such Warrant Certificate that shall have so specified an address to the Company; and

               (c) if to the Company, at the address set forth on Annex 2 to this Agreement, or at such other address as the Company shall have specified to each holder of Warrants in writing.

Any communication addressed and delivered as herein provided shall be deemed to be received when actually delivered to the address of the addressee (whether or not delivery is accepted) or received by the telecopy machine of the recipient. Any communication not so addressed and delivered shall be ineffective.

         8.7. SATISFACTION REQUIREMENT.

         If any agreement, certificate or other writing, or any action taken or to be taken, is by the terms of this Agreement required to be satisfactory to the Holders or to any holder or holders of Warrant Certificates, the determination of such satisfaction shall, unless specifically required herein in any instance to be "reasonable" or words to similar effect, be made by such Holders, holder or holders, as the case may be, in the sole and exclusive judgment (exercised in good faith) of the Person or Persons making such determination.

         8.8. SEVERABILITY.

         Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         8.9. COUNTERPARTS.

         This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.

         8.10. WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION; ETC.

               (a) WAIVER OF JURY TRIAL. THE PARTIES HERETO VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE WARRANTS OR ANY OF THE DOCUMENTS, AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY.

               (b) CONSENT TO JURISDICTION. ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE WARRANTS OR ANY OF THE DOCUMENTS, AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH UNDER THIS AGREEMENT, THE WARRANTS OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY MAY BE BROUGHT BY SUCH PARTY IN ANY FEDERAL DISTRICT COURT LOCATED IN NEW YORK CITY, NEW YORK, OR ANY NEW YORK STATE COURT LOCATED IN NEW YORK CITY, NEW YORK AS SUCH PARTY MAY IN ITS SOLE DISCRETION ELECT, AND BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE NON-EXCLUSIVE IN PERSONAM JURISDICTION OF EACH SUCH COURT, AND EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES AND AGREES NOT TO ASSERT IN ANY PROCEEDING BEFORE ANY TRIBUNAL, BY WAY OF MOTION, AS A DEFENSE OR

         OTHER-WISE, ANY CLAIM THAT IT IS NOT SUBJECT TO THE IN PERSONAM JURISDICTION OF ANY SUCH COURT. IN ADDITION, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT, AGREEMENT OR TRANSACTION CONTEMPLATED HEREBY BROUGHT IN ANY SUCH COURT, AND HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

               (c) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY AGREES THAT PROCESS PERSONALLY SERVED OR SERVED BY U.S. REGISTERED MAIL AT THE ADDRESSES PROVIDED HEREIN FOR NOTICES SHALL CONSTITUTE, TO THE EXTENT PERMITTED BY LAW, ADEQUATE SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE WARRANTS OR ANY DOCUMENT, AGREEMENT OR TRANSACTION CONTEMPLATED HEREBY, OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH HEREUNDER OR UNDER ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY. RECEIPT OF PROCESS SO SERVED SHALL BE CONCLUSIVELY PRESUMED AS EVIDENCED BY A DELIVERY RECEIPT FURNISHED BY THE UNITED STATES POSTAL SERVICE OR ANY COMMERCIAL DELIVERY SERVICE.

               (d) OTHER FORUMS. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF ANY PURCHASER TO SERVE ANY WRITS, PROCESS OR SUMMONSES IN ANY MANNER PERMITTED BY APPLICABLE LAW OR TO OBTAIN JURISDICTION OVER THE COMPANY IN SUCH OTHER JURISDICTION, AND IN SUCH OTHER MANNER, AS MAY BE PERMITTED BY APPLICABLE LAW.


  [Remainder of page intentionally left blank; next page is a signature page.]

         WITNESS the signature of a proper officer of the Company as of the date first above written.

                                         FRESH AMERICA CORP.


                                         By:
                                            -----------------------------------
                                            Name:  John H. Gray
                                            Title: Executive Vice President






           [SIGNATURE PAGE TO AMENDED AND RESTATED WARRANT AGREEMENT]

                                         JOHN HANCOCK LIFE
                                         INSURANCE COMPANY


                                         By:
                                            -----------------------------------
                                            Name:
                                            Title:



           [SIGNATURE PAGE TO AMENDED AND RESTATED WARRANT AGREEMENT]

                                         JOHN HANCOCK VARIABLE
                                         LIFE INSURANCE COMPANY


                                         By:
                                            -----------------------------------
                                            Name:
                                            Title:


           [SIGNATURE PAGE TO AMENDED AND RESTATED WARRANT AGREEMENT]

                                         SIGNATURE (1A) CAYMAN, LTD.
                                         BY:  JOHN HANCOCK LIFE INSURANCE
                                                 COMPANY, PORTFOLIO ADVISOR


                                         By:
                                            -----------------------------------
                                            Name:
                                            Title:




           [SIGNATURE PAGE TO AMENDED AND RESTATED WARRANT AGREEMENT]

                                         INVESTORS PARTNER LIFE
                                         INSURANCE COMPANY


                                         By:
                                            -----------------------------------
                                            Name:
                                            Title:


           [SIGNATURE PAGE TO AMENDED AND RESTATED WARRANT AGREEMENT]

                                     ANNEX 1
                             ADDRESSES OF PURCHASERS

                                     ANNEX 2
                               ADDRESS OF COMPANY

Fresh America Corp.
6600 LBJ Freeway, Suite 180
Dallas, Texas 75240
Attention:   John H. Gray,
             Executive Vice President and Chief Financial Officer
             Telephone:   (972) 774-0575
             Facsimile:   (972) 774-0515

                                                                   ATTACHMENT A1

                     [FORM OF SERIES A WARRANT CERTIFICATE]


  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
     THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD
       EXCEPT IN A TRANSACTION REGISTERED UNDER SUCH ACT OR PURSUANT TO AN
            EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT.


                          SERIES A WARRANT CERTIFICATE

                               FRESH AMERICA CORP.

No. WRA-___                                                    ________ Warrants
Date:  ________                                            PPN:  35803R 2* 5


         This Warrant Certificate certifies that ___________________, or registered assigns, is the registered holder of ___________ (________) Warrants. Each Warrant entitles the owner thereof to purchase at any time on or prior to the Expiration Date, one (1) fully paid and nonassessable share of Common Stock, par value $0.01 per share (the "Common Stock"), of FRESH AMERICA CORP., a Texas corporation (together with its successors and assigns, the "Company"), at a Purchase Price (subject to adjustment as provided therein) of Three Dollars and Twenty-Five Cents ($3.25) per share upon presentation and surrender of this Warrant Certificate with a form of election to purchase duly executed and delivery to the Company of the payment of the Purchase Price in the manner set forth in the Warrant Agreement. The number of shares of Common Stock that may be purchased upon exercise of each Warrant and the Purchase Price are the number and the Purchase Price as of the date hereof, and are subject to adjustment as referred to below.

         The Series A Warrants are issued pursuant to the Amended and Restated Warrant Agreement (as it may from time to time be amended or supplemented, the "Warrant Agreement"), dated as of April 15, 2000, among the Company and the investors named therein, and are subject to all of the terms, provisions and conditions thereof, which Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which Warrant Agreement reference is hereby made for a full description of the rights, obligations, duties and immunities of the Company and the holders of the Warrant Certificates. Capitalized terms used, but not defined, herein have the respective meanings ascribed to them in the Warrant Agreement.

         As provided in the Warrant Agreement, the Purchase Price and the number of shares of Common Stock that may be purchased upon the exercise of the Warrants evidenced by this Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment. Except as otherwise set forth in, and subject to, the Warrant Agreement, the Expiration Date of this Warrant Certificate is August 31, 2007.

         This Warrant Certificate shall be exercisable, at the election of the holder, either as an entirety or in part from time to time (but not, in the case of any exercise in part, to the extent such exercise would result in the issuance of the lesser of one hundred (100) whole shares of Common Stock and such lesser number of shares as is issuable by virtue of the exercise of all Warrants held by such holder). If this Warrant Certificate shall be exercised in part, the holder shall be entitled to receive, upon surrender hereof, another Warrant Certificate or Warrant Certificates for the number of Warrants not exercised. Subject to the provisions of the Warrant Agreement, this Warrant Certificate, with or without other Warrant Certificates representing Warrants of the same Series, upon surrender in the manner set forth in the Warrant Agreement, may be exchanged for another Warrant Certificate or Warrant Certificates of like tenor evidencing Warrants of the same Series entitling the holder to purchase a like aggregate number of shares of Common Stock as the Warrants evidenced by the Warrant Certificate or Warrant Certificates surrendered shall have entitled such holder to purchase.

         Except as expressly set forth in the Warrant Agreement, no holder of this Warrant Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Common Stock or of any other Securities of the Company that may at any time be issued upon the exercise hereof, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a holder of a share of Common Stock in the Company or any right to vote upon any matter submitted to holders of shares of Common Stock at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of Securities, change of par value, consolidation, merger, conveyance, or otherwise), or to receive dividends or subscription rights, or otherwise, until the Warrant or Warrants evidenced by this Warrant Certificate shall have been exercised as provided in the Warrant Agreement.

         THIS WARRANT CERTIFICATE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE COMPANY AND THE HOLDER HEREOF SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         WITNESS the signature of a proper officer of the Company as of the date first above written.

                                           FRESH AMERICA CORP.



                                           By:
                                              ----------------------------------
                                                Name:  John H. Gray
                                                Title: Executive Vice President

                              [FORM OF ASSIGNMENT]
                   (TO BE EXECUTED BY THE REGISTERED HOLDER IF
            SUCH HOLDER DESIRES TO TRANSFER THE WARRANT CERTIFICATE)


         FOR VALUE RECEIVED, _______________________________________ hereby sells, assigns and transfers unto


--------------------------------------------------------------------------------
(Please print name and address of transferee.)

the accompanying Series A Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint:




--------------------------------------------------------------------------------

attorney, to transfer the accompanying Series A Warrant Certificate on the books of the Company with full power of substitution.

Dated:                     ,         .
       --------------------  --------

                                       [HOLDER]




                                       By
                                         ---------------------------------------



                                     NOTICE

         The signature to the foregoing Assignment must correspond to the name as written upon the face of the accompanying Warrant Certificate or any prior assignment thereof in every particular, without alteration or enlargement or any change whatsoever.

                         [FORM OF ELECTION TO PURCHASE]
                   (TO BE EXECUTED BY THE REGISTERED HOLDER IF
            SUCH HOLDER DESIRES TO EXERCISE THE WARRANT CERTIFICATE)


To FRESH AMERICA CORP.:

         The undersigned hereby irrevocably elects to exercise
______________________________ Series A Warrants represented by the accompanying Warrant Certificate to purchase the shares of Common Stock issuable upon the exercise of such Warrants and requests that certificates for such shares be issued in the name of:




------------------------------------------------------------------------------
(Please print name and address.)



-----------------------------------------------------------
(Please insert social security or other identifying number.)


If such number of Warrants shall not be all the Warrants evidenced by the accompanying Warrant Certificate, a new Warrant Certificate for the balance remaining of such Warrants shall be registered in the name of and delivered to:


--------------------------------------------------------------------------------
(Please print name and address.)



-----------------------------------------------------------
(Please insert social security or other identifying number.)

 The undersigned is paying the Purchase Price for the shares of Common Stock to be issued on exercise of the foregoing Warrants:

         [ ]   in cash pursuant to Section 2.1(a)(i) of the Warrant Agreement;

         [ ]   in Notes (as defined in the Warrant Agreement) pursuant to
Section 2.1(a)(ii) of the Warrant Agreement;

         [ ]   in shares of Series C Preferred Stock (as defined in the Warrant
Agreement) pursuant to Section 2.1(a)(iii) of the Warrant Agreement;

         [ ]   in cash in the amount of $____________ , a principal amount of
Notes equal to $___________ and/or _________ shares of Series C Preferred Stock having a Redemption Price equal to $___________ pursuant to Section 2.1 (a)(iv) of the Warrant Agreement; or

         [ ]   by net exercise of the Warrants being exercised pursuant to
Section 2.1(a)(v) of the Warrant Agreement.



Dated:                    ,       .
        ------------------  ------

                                            [HOLDER]



                                            By
                                              ----------------------------------


                                     NOTICE

         The signature to the foregoing Election to Purchase must correspond to the name as written upon the face of the accompanying Warrant Certificate or any prior assignment thereof in every particular, without alteration or enlargement or any change whatsoever.

                                                                   ATTACHMENT A2

                     [FORM OF SERIES B WARRANT CERTIFICATE]


  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
     THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD
       EXCEPT IN A TRANSACTION REGISTERED UNDER SUCH ACT OR PURSUANT TO AN
            EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT.


                          SERIES B WARRANT CERTIFICATE

                               FRESH AMERICA CORP.

No. WRB-___                                                    ________ Warrants
Date:  ________                                          PPN:


         This Warrant Certificate certifies that ___________________, or registered assigns, is the registered holder of ___________ (________) Warrants. Each Warrant entitles the owner thereof to purchase at any time on or prior to the Expiration Date, one (1) fully paid and nonassessable share of Common Stock, par value $0.01 per share (the "Common Stock"), of FRESH AMERICA CORP., a Texas corporation (together with its successors and assigns, the "Company"), at a Purchase Price (subject to adjustment as provided therein) of Three Dollars and Twenty-Five Cents ($3.25) per share upon presentation and surrender of this Warrant Certificate with a form of election to purchase duly executed and delivery to the Company of the payment of the Purchase Price in the manner set forth in the Warrant Agreement. The number of shares of Common Stock that may be purchased upon exercise of each Warrant and the Purchase Price are the number and the Purchase Price as of the date hereof, and are subject to adjustment as referred to below.

         The Series B Warrants are issued pursuant to the Amended and Restated Warrant Agreement (as it may from time to time be amended or supplemented, the "Warrant Agreement"), dated as of April 15, 2000, among the Company and the investors named therein, and are subject to all of the terms, provisions and conditions thereof, which Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which Warrant Agreement reference is hereby made for a full description of the rights, obligations, duties and immunities of the Company and the holders of the Warrant Certificates. Capitalized terms used, but not defined, herein have the respective meanings ascribed to them in the Warrant Agreement.

         As provided in the Warrant Agreement, the Purchase Price and the number of shares of Common Stock that may be purchased upon the exercise of the Warrants evidenced by this Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment. Except as otherwise set forth in, and subject to, the Warrant Agreement, the Expiration Date of this Warrant Certificate is August 31, 2007.

         This Warrant Certificate shall be exercisable, at the election of the holder, either as an entirety or in part from time to time (but not, in the case of any exercise in part, to the extent such exercise would result in the issuance of the lesser of one hundred (100) whole shares of Common Stock and such lesser number of shares as is issuable by virtue of the exercise of all Warrants held by such holder). If this Warrant Certificate shall be exercised in part, the holder shall be entitled to receive, upon surrender hereof, another Warrant Certificate or Warrant Certificates for the number of Warrants not exercised. Subject to the provisions of the Warrant Agreement, this Warrant Certificate, with or without other Warrant Certificates representing Warrants of the same Series, upon surrender in the manner set forth in the Warrant Agreement, may be exchanged for another Warrant Certificate or Warrant Certificates of like tenor evidencing Warrants of the same Series entitling the holder to purchase a like aggregate number of shares of Common Stock as the Warrants evidenced by the Warrant Certificate or Warrant Certificates surrendered shall have entitled such holder to purchase.

         Except as expressly set forth in the Warrant Agreement, no holder of this Warrant Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Common Stock or of any other Securities of the Company that may at any time be issued upon the exercise hereof, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a holder of a share of Common Stock in the Company or any right to vote upon any matter submitted to holders of shares of Common Stock at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of Securities, change of par value, consolidation, merger, conveyance, or otherwise), or to receive dividends or subscription rights, or otherwise, until the Warrant or Warrants evidenced by this Warrant Certificate shall have been exercised as provided in the Warrant Agreement.

         THIS WARRANT CERTIFICATE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE COMPANY AND THE HOLDER HEREOF SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         WITNESS the signature of a proper officer of the Company as of the date first above written.

                                       FRESH AMERICA CORP.



                                       By:
                                           ----------------------------
                                             Name:
                                             Title:

                              [FORM OF ASSIGNMENT]
                   (TO BE EXECUTED BY THE REGISTERED HOLDER IF
            SUCH HOLDER DESIRES TO TRANSFER THE WARRANT CERTIFICATE)


         FOR VALUE RECEIVED, _______________________________________ hereby sells, assigns and transfers unto


--------------------------------------------------------------------------------
(Please print name and address of transferee.)

the accompanying Series B Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint:



--------------------------------------------------------------------------------

attorney, to transfer the accompanying Series B Warrant Certificate on the books of the Company with full power of substitution.


Dated:                    ,       .
        ------------------  ------

                                            [HOLDER]



                                            By
                                              ----------------------------------



                                     NOTICE

         The signature to the foregoing Assignment must correspond to the name as written upon the face of the accompanying Warrant Certificate or any prior assignment thereof in every particular, without alteration or enlargement or any change whatsoever.

                         [FORM OF ELECTION TO PURCHASE]
                   (TO BE EXECUTED BY THE REGISTERED HOLDER IF
            SUCH HOLDER DESIRES TO EXERCISE THE WARRANT CERTIFICATE)


To FRESH AMERICA CORP.:

         The undersigned hereby irrevocably elects to exercise
______________________________ Series B Warrants represented by the accompanying Warrant Certificate to purchase the shares of Common Stock issuable upon the exercise of such Warrants and requests that certificates for such shares be issued in the name of:




--------------------------------------------------------------------------------
(Please print name and address.)



-----------------------------------------------------------
(Please insert social security or other identifying number.)


If such number of Warrants shall not be all the Warrants evidenced by the accompanying Warrant Certificate, a new Warrant Certificate for the balance remaining of such Warrants shall be registered in the name of and delivered to:



--------------------------------------------------------------------------------
(Please print name and address.)



-----------------------------------------------------------
(Please insert social security or other identifying number.)

 The undersigned is paying the Purchase Price for the shares of Common Stock to be issued on exercise of the foregoing Warrants:

         [ ]     in cash pursuant to Section 2.1(a)(i) of the Warrant Agreement;

         [ ]     in Notes (as defined in the Warrant Agreement) pursuant to
Section 2.1(a)(ii) of the Warrant Agreement;

         [ ]     in shares of Series C Preferred Stock (as defined in the
Warrant Agreement) pursuant to Section 2.1(a)(iii) of the Warrant Agreement;

         [ ]     in cash in the amount of $____________ , a principal amount of
Notes equal to $___________ and/or _________ shares of Series C Preferred Stock having a Redemption Price equal to $___________ pursuant to Section 2.1(a)(iv) of the Warrant Agreement; or

         [ ]     by net exercise of the Warrants being exercised pursuant to
Section 2.1(a)(v) of the Warrant Agreement.



Dated:                    ,       .
        ------------------  ------

                                            [HOLDER]



                                            By
                                              ----------------------------------


                                     NOTICE

         The signature to the foregoing Election to Purchase must correspond to the name as written upon the face of the accompanying Warrant Certificate or any prior assignment thereof in every particular, without alteration or enlargement or any change whatsoever.


                                      -2-